UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BALQON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BALQON CORPORATION
1420 240th Street
Harbor City, California 90710

October 9, 2009

Dear Stockholders:

You are cordially invited to attend the Balqon Corporation 2009 annual meeting of stockholders that will be held on October 23, 2009 at 10.00 a.m. local time, at 1420 240th Street, Harbor City, California 90710.  All holders of our outstanding common stock as of the close of business on October 8, 2009 are entitled to vote at the 2009 annual meeting.

Enclosed are a copy of the notice of annual meeting of stockholders, a proxy statement, a proxy card and our annual report on Form 10-K for the year ended December 31, 2008.  These materials are also available on the Internet at http://www.balqon.com/about_us.php.  We hope you will be able to attend the 2009 annual meeting.  Whether or not you expect to attend, it is important that you promptly execute and return your proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2009 annual meeting.

If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail, and you may also be eligible to vote your shares electronically.  Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted.

For admission to the annual meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

Sincerely,

/s/ Balwinder Samra
Balwinder Samra, President and Chief Executive Officer

BALQON CORPORATION
1420 240th Street
Harbor City, California 90710

______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on October 23, 2009
_____________________

NOTICE IS HEREBY GIVEN that the 2009 annual meeting of stockholders of Balqon Corporation, a Nevada corporation, will be held at 1420 240th Street, Harbor City, California 90710, on October 23, 2009 at 10:00 a.m. local time, for the following purposes:

1.	To elect Amarpal Singh Samra as a Class I director to serve a one-year term.

2.	To elect Henry Velasquez as a Class II director to serve a two-year term.

3.	To elect Balwinder Samra as a Class III director to serve a three-year term.

4.	To consider and vote upon a proposal to approve the Balqon Corporation 2008 Stock Incentive Plan.

5.	To consider and vote upon a proposal to ratify the selection of our independent registered public accountants to audit our financial statements for 2009.

6.	To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

Our board of directors has fixed the close of business on October 8, 2009 as the record date for determining those stockholders who will be entitled to notice of and to vote at the 2009 annual meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 23, 2009

The proxy statement, annual report on Form 10-K and proxy card are available at

http://www.balqon.com/about_us.php

By Order of the Board of Directors,

/s/ Balwinder Samra
Balwinder Samra, President and Chief Executive Officer

Harbor City, California
October 9, 2009

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

TABLE OF CONTENTS

BALQON CORPORATION
1420 240th Street
Harbor City, California90710

__________________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
October 23, 2009
__________________

VOTING AND PROXY

We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at our 2009 annual meeting of stockholders to be held at 10:00 a.m. local time on October 23, 2009, at 1420 240th Street, Harbor City, California 90710, and at any and all adjournments and postponements of the annual meeting.  This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about October 9, 2009.  Our annual report on Form 10-K for the year ended December 31, 2008, this proxy statement and the accompanying notice of annual meeting, and a proxy card are also available to our stockholders on the Internet at http://www.balqon.com/about_us.php.

Our annual report on Form 10-K for the year ended December 31, 2008 is being mailed to stockholders concurrently with this proxy statement. The annual report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.

A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted “for” each of the proposals listed on the proxy card. Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy card bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw the proxy and vote his or her shares in person if he or she so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote in person at the meeting.

At the close of business on October 8, 2009, the record date for determining the stockholders entitled to notice of and to vote at the 2009 annual meeting, we had issued and outstanding 25,518,348 shares of common stock. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting or at any adjournments and postponements of the meeting.

Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the 2009 annual meeting for all matters to be voted on at the meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals.  Votes cast at the 2009 annual meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting.  Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the brokers or nominees do not have discretionary voting power under applicable rules or the instruments under which they serve in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

Directors are elected by a plurality. Therefore, for proposals 1, 2 and 3 the election of one Class I, one Class II and one Class III director to our board of directors, the nominee receiving the highest number of votes will be elected.  Approval of proposal 4, the approval of our 2008 Stock Incentive Plan, requires the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting.  Approval of proposal 5, the ratification of the selection of our independent registered public accountants, is not required. However, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection of our independent registered public accountants.

Abstentions and broker non-votes are not be included in the vote totals for the election of directors and therefore will have no effect on the vote for that proposal.  On proposals 4 and 5 that require for approval the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal, abstentions but not broker non-votes will be treated as shares present and entitled to vote on the proposals. Applying that standard, an abstention will have the effect of a vote “against” the proposals, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of the proposals.

We will pay the expenses of soliciting proxies for the 2009 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2009 annual meeting are referred to in the preceding notice and are discussed below more fully.

DIRECTORS, DIRECTOR NOMINEES
AND EXECUTIVE OFFICERS

Biographical Information

The names, ages and positions held by our directors and executive officers as of September 30, 2009 and their business experience are as follows:

Name	Age	Positions Held
Balwinder Samra(1)(2)	47	President, Chief Executive Officer and Chairman of the Board and Director Nominee
Robert Miranda	57	Chief Financial Officer
Henry Velasquez(1)	33	Vice President Engineering, Director and Director Nominee
Robert Gruenwald	50	Vice President Research and Development
Amarpal Singh Samra(1)(2)	48	Director and Director Nominee
_______________
(1)	Member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
(2)	There are no family relationships among our executive officers and directors, except that Balwinder Samra is the brother of Amarpal Singh Samra.

Balwinder Samra was appointed as our President, Chief Executive Officer, Chairman of the Board and a director in connection with the consummation of a merger transaction between us and Balqon Corporation, a California corporation, or Balqon California, on October 24, 2009, or Merger Transaction.  Mr. Samra was the President, Chief Executive Officer and Chairman of the Board of Balqon California from May 2005 to the closing of the Merger Transaction.  Prior to that, Mr. Samra was president and chief executive officer of EVI, a leading manufacturer of electric buses, trucks and trailers.  From 1991 to 2000, Mr. Samra was Corporate Vice President of Taylor-Dunn Manufacturing, a leading manufacturer of electric industrial vehicles and tow tractors.  At Taylor-Dunn, Mr. Samra was responsible for worldwide marketing, dealer sales and operations.  Mr. Samra holds a B. S. degree in Chemistry from Punjab University, India.

Robert Miranda was appointed as our Chief Financial Officer in connection with the consummation of the Merger Transaction.  From October 2008 to the closing of the Merger Transaction, Mr. Miranda served as Chief Financial Officer of Balqon California.  Since October 2007, Mr. Miranda has been the managing director of Miranda & Associates, a professional accountancy corporation.  From March 2003 through October 2007, Mr. Miranda was a Global Operations Director at Jefferson Wells, where he specialized in providing Sarbanes-Oxley compliance reviews for public companies.  Mr. Miranda was a national director at Deloitte & Touche where he participated in numerous audits, corporate finance transactions, mergers and acquisitions.  Mr. Miranda is a licensed Certified Public Accountant and has over 35 years of experience in accounting, including experience in Sarbanes-Oxley compliance, auditing, business consulting, strategic planning and advisory services.  Mr. Miranda holds a B.S. degree in Business Administration from the University of Southern California, a certificate from the Owner/President Management Program from the Harvard Business School and membership in the American Institute of Certified Public Accountants.

Henry Velasquez was appointed as our Vice President Engineering and a director in connection with the consummation of the Merger Transaction.  From October 2008 to the closing of the Merger Transaction, Mr. Velasquez was Vice President Engineering and a member of the board of directors of Balqon California.  From January 2007 to August 2008 Mr. Velasquez was a Senior Engineer at Honda Access America.  From October 2000 to January 2007, Mr. Velasquez was an Engineer at Snugtop.  Mr. Velasquez has over ten years of experience in designing mechanical components, chassis and suspension systems for trucks, buses, trailers and utility vehicles.  Mr. Velasquez has been awarded one United States patent related to composite body designs for pickup trucks.  Mr. Velasquez holds a B.S. degree in Mechanical Engineering from Loyola Marymount University, Los Angeles, California.

Robert Gruenwald was appointed as our Vice President Research and Development in connection with the consummation of the Merger Transaction.  From 1997 to 2008, Mr. Gruenwald served as the President and Chief Engineer of Electric MotorSports LLC, EMS, where he designed and manufactured inverters for electric vehicles used in a variety of industries.  From 1991 to 2000, Mr. Gruenwald served as the Manager of Product Development for Magnetek, where he was involved with the design and development of electric vehicles and electric vehicle components and software.  Mr. Gruenwald also served as a senior electrical controls engineer for H-K Systems and an electrical designer for Procter & Gamble.  Mr. Gruenwald has thirty years of experience in electrical engineering and design.  Mr. Gruenwald has been named an inventor on four United States patents related to hybrid electric vehicles.  Mr. Gruenwald holds an A.S. degree in Electrical Engineering Technology from the University of Cincinnati.

Amarpal Singh Samra was appointed a director in connection with the consummation of the Merger Transaction.  From May 2005 to the closing of the Merger Transaction, Mr. Samra served as a member of the board of directors of Balqon California.  Since August 2008, Mr. Samra has been employed by Gemidis, a company that develops liquid crystal on silicon for television images.  From April 1999 to October 2005, Mr. Samra was the Senior Vice President and General Manager – Global Business Unit for Infocus, a company that develops data video projectors.

Term of Office and Family Relationships

Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among our executive officers, directors and director nominees, except that Balwinder Samra is the brother of Amarpal Singh Samra.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

Upon consummation of the Merger Transaction on October 24, 2008, our executive officers were reconstituted and none of our current executive officers served as our executive officers during the years ended December 31, 2006 and December 31, 2007.  The following table provides information concerning the compensation for all individuals who served as our principal executive officer during the year ended December 31, 2008 and our two highest paid executive officers who were serving as an executive officer on December 31, 2008.  These individuals are collectively referred to in this proxy statement as the “named executive officers.”

K. John Shukur, was our only executive officer from October 1, 2007 to October 24, 2008.  Mr. Shukur resigned his positions in connection with the Merger Transaction that was consummated on October 24, 2008.

Name and Principal Position	Year	Salary ($)(1)		Stock Awards ($)(2)	Option Awards ($)(2)	All other Compensation ($)		Total ($)
Balwinder Samra	2008	212,205		332,910	539,614	1,500	(3)	1,086,229
President and Chief Executive Officer

Robert Miranda	2008	176,855	(4)	100,000	—	—		276,855
Chief Financial Officer

Henry Velasquez	2008	71,712		333,340	10,792	1,500	(3)	417,344
Vice President Engineering and Director

K. John Shukur	2008	—		—	—	—		—
Former President, Chief Financial	2007	—		—	—	—		—
Officer and Secretary
_______________
(1)	Represents compensation received for services provided as an executive officer of Balqon California and Balqon Corporation.

(2)
The amount reflected in this column is the compensation cost we recognized for financial statement reporting purposes during 2008 under Statement of Financial Accounting Standards, or SFAS, No. 123(R) for grants made to our named executive officers during 2008.  The fair value of each grant is estimated on the date of grant using the Black-Scholes pricing model with the following weighted-average assumptions for 2008:

Dividend yield	0%
Expected volatility	58.43%
Risk-free interest rates	2.42%
Expected option life (in years)	3
Weighted-average exercise price per common share	$2.00

(3)	Represents $1,500 paid as fees for services provided as a member of our board of directors.
(4)
Represents the portion of the total consulting fees paid to Miranda & Associates, a professional accountancy corporation wholly-owned by Mr. Miranda, in consideration of services attributable to the services provided by Mr. Miranda as an executive officer of Balqon California and Balqon Corporation.

Employment Agreements

Employment Agreement with Balwinder Samra

On October 24, 2008, we entered into an executive employment agreement with Mr. Samra.  Under the terms of the executive employment agreement, Mr. Samra has agreed to serve as our Chairman of the Board, President and Chief Executive Officer on an at-will basis.

The agreement provides for an initial base salary of $250,000 per year with an increase to $300,000 after the second anniversary of the effective date of the employment agreement, paid vacation of at least six weeks per year and a monthly automobile allowance of at least $750. Mr. Samra is eligible to receive increases and annual cash incentive bonuses based on our net revenues as shown on our Form 10-K for the previous fiscal year as compared to the internal forecasts proposed at or about the beginning of the previous fiscal year by our Chief Financial Officer and approved by our Audit Committee, as follows:  (A) if the net revenues forecast is met, the incentive bonus will equal 25% of his base salary and (B) if the net revenue forecast is exceeded by more than 50%, the incentive bonus will equal 50% of his base salary.  Mr. Samra is also eligible to participate in benefit and incentive programs we may offer. We agreed under the terms of the executive employment agreement to nominate Mr. Samra as a Class III member of our board of directors and to seek stockholder approval of the nomination at our 2009 annual meeting of stockholders.  We have also agreed to maintain in effect a directors’ and officers’ liability insurance policy with a minimum limit of liability of $3 million and that we would enter into an indemnification agreement with Mr. Samra upon terms mutually acceptable to us and Mr. Samra.

The employment agreement contains non-competition provisions that prohibit Mr. Samra from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Samra of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment and for two years afterward.

We may terminate the agreement at any time, with or without due cause. “Due cause” includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. “Due cause” also includes abuse of controlled substances or alcohol and breach, nonperformance or nonobservance of any of the terms of the agreement, provided that Mr. Samra fails to satisfactorily remedy the performance problem following 30 days’ written notice.

Mr. Samra may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Mr. Samra must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. “Good reason” includes: a material diminution in his authority, duties, responsibilities, titles or offices; a purported reduction in Mr. Samra’s base salary amounting to a material diminution in his salary to an amount less than the greater of $250,000 or 10% below the base salary in effect at the time of the reduction; our failure to timely cure or diligently initiate a cure of any material breach within 30 days after Mr. Samra gives us written notice of the breach.

If we terminate Mr. Samra’s employment for due cause or due to Mr. Samra’s breach of his employment agreement by refusing to continue his employment, or if Mr. Samra terminates his employment without good reason, then all compensation and benefits for Mr. Samra will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by California law.

If Mr. Samra becomes incapacitated, we may terminate his employment under the agreement upon 30 days’ prior written notice.  Upon Mr. Samra’s death, the agreement terminates immediately. If Mr. Samra’s employment terminates due to his incapacity or death, Mr. Samra or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary.

If Mr. Samra’s employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Samra will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a prorated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, he will be entitled to receive (i) a severance payment equal to (A) two times his then current annual salary and (B) two times the amount of the average incentive bonus paid during the two calendar years preceding the date of termination, (ii) all medical insurance benefits to which he was entitled immediately prior to the date of termination for a period of eighteen months or the date that Mr. Samra’s continued participation in our medical insurance plan was not possible under the plan, whichever was earlier, and (iii) a lump-sum cash payment equal to eighteen times the estimated monthly COBRA premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Mr. Samra to maintain his medical insurance coverage for an additional eighteen months.  If our medical insurance plan does not allow Mr. Samra’s continued participation, then we will be required to pay to Mr. Samra, in monthly installments, the monthly premium or premiums for COBRA coverage, covering the eighteen month period described in clause (ii) in the preceding sentence.

Immediately preceding the occurrence of a change in control, and regardless of whether Mr. Samra’s employment terminates and/or he receives severance payments as a result of the change in control, Mr. Samra will be entitled to receive a payment equal to (A) two times his then current annual salary and (B) two times the amount of the average incentive bonus paid during the two calendar years preceding the date of termination.  A “change in control” includes the following circumstances:

(a)           the acquisition by any person or group of beneficial ownership of securities entitled to vote generally in the election of our directors (“voting securities”) that represent 40% or more of the combined voting power of our then outstanding voting securities or 50% or more of the combined fair market value of our then outstanding stock, other than:

(i)           an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us or by any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us, or

(ii)          an acquisition of voting securities by us or a corporation owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our stock;

(b)           a majority of members of our board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of members of our board before the date of the appointment or election, excluding any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our board;

(c)           the acquisition by any person or group, or combined acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or group, of ownership of assets from us that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of our assets immediately before such acquisition; and

(d)           stockholder approval of a complete liquidation or dissolution of our company.

Regardless of circumstance (a) above, however, if we make an acquisition of our securities that (x) causes our voting securities beneficially owned by a person or group to represent 40% or more of the combined voting power of our then outstanding voting securities or (y) causes our stock beneficially owned by a person or group to represent 50% or more of the combined fair market value of our then outstanding stock, the acquisition will not be considered an acquisition by any person or group for purposes of circumstance (a) unless the person or group subsequently becomes the beneficial owner of additional securities of Balqon Corporation.

For purposes of circumstance (a) above, the calculation of voting power will be made as if the date of the acquisition were a record date for a vote of our stockholders, and for purposes of circumstance (c) above, the calculation of voting power will be made as if the date of the consummation of the transaction were a record date for a vote of our stockholders.

Regardless of the above, there will be no change in control event when there is a transfer to an entity that is controlled by our stockholders immediately after the transfer.  A transfer of assets by us is not treated as a change in control if the assets are transferred to: a stockholder of Balqon Corporation (immediately before the asset transfer) in exchange for or with respect to the stockholders’ stock; an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by us; a person or group that owns, directly or indirectly, 50% or more of the total value or voting power of all of our outstanding stock; or an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person or group described in the immediately preceding clause.

Employment Agreement with Henry Velasquez

On October 24, 2008, we entered into an executive employment agreement with Mr. Henry Velasquez.  Under the terms of the executive employment agreement, Mr. Velasquez has agreed to serve as our Vice President Engineering on an at-will basis.  The employment agreement has an effective date of October 24, 2008.

The agreement provides for an initial base salary of $150,000 per year with an increase to $175,000 per year after the second anniversary of the effective date of the employment agreement, respectively, and paid vacation of at least four weeks per year.  Mr. Velasquez is eligible to receive salary increases and annual cash incentive bonuses at the discretion of our Compensation Committee.  Mr. Velasquez is also eligible to participate in benefit and incentive programs we may offer. We have agreed to maintain in effect a directors’ and officers’ liability insurance policy with a minimum limit of liability of $3 million and that we would enter into an indemnification agreement with Mr. Velasquez upon terms mutually acceptable to us and Mr. Velasquez.

The agreement contains non-competition provisions that prohibit Mr. Velasquez from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Velasquez of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment and for two years afterward.

We may terminate the agreement at any time, with or without due cause. “Due cause” includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. “Due cause” also includes abuse of controlled substances or alcohol and breach, nonperformance or nonobservance of any of the terms of the agreement, provided that Mr. Velasquez fails to satisfactorily remedy the performance problem following 30 days’ written notice.

Mr. Velasquez may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Mr. Velasquez must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. “Good reason” includes: a material diminution in his authority, duties, responsibilities, titles or offices; a purported reduction in Mr. Velasquez’s base salary amounting to a material diminution in his salary to an amount less than the greater of $150,000 or 10% below the base salary in effect at the time of the reduction; our failure to timely cure or diligently initiate a cure of any material breach within 30 days after Mr. Velasquez gives us written notice of the breach.

If we terminate Mr. Velasquez’s employment for due cause or due to Mr. Velasquez’s breach of his employment agreement by refusing to continue his employment, or if Mr. Velasquez a terminates his employment without good reason, then all compensation and benefits for Mr. Velasquez will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by California law.

If Mr. Velasquez becomes incapacitated, we may terminate his employment under the agreement upon 30 days’ prior written notice.  Upon Mr. Velasquez’s death, the agreement terminates immediately. If Mr. Velasquez’s employment terminates due to his incapacity or death, Mr. Velasquez or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary.

If Mr. Velasquez’s employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Velasquez will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a prorated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, if Mr. Velasquez enters into a separation and release agreement with us, then he will be entitled to receive (i) a severance payment equal to two times his then current annual salary, (ii) all medical insurance benefits to which he was entitled immediately prior to the date of termination for a period of eighteen months or the date that Mr. Velasquez’s continued participation in our medical insurance plan was not possible under the plan, whichever was earlier, and (iii) a lump-sum cash payment equal to eighteen times the estimated monthly COBRA premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Mr. Velasquez to maintain his medical insurance coverage for an additional eighteen months.  If our medical insurance plan does not allow Mr. Velasquez’s continued participation, then we will be required to pay to Mr. Velasquez, in monthly installments, the monthly premium or premiums for COBRA coverage, covering the eighteen month period described in clause (ii) in the preceding sentence.

Issuances of Stock Options Under Our 2008 Stock Incentive Plan

In June 2008, in consideration of services provided to Balqon California, Balqon California issued options to purchase 4,166,751 shares of Balqon California’s common stock to Balwinder Samra and options to purchase 83,334 shares of common stock to Henry Velasquez.  These options vested immediately upon grant.  In connection with the Merger Transaction, all outstanding options to purchase shares of Balqon California’s common stock were converted into options to purchase shares of our common stock under our 2008 Stock Incentive Plan, or 2008 Plan.  Our 2008 Plan is described in detail below.

Outstanding Equity Awards at Fiscal Year-End - 2008

The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Option Exercise Price ($)	Option Expiration Date
Balwinder Samra	1,388,917	$1.50	6/30/2010
	1,388,917	$2.00	6/30/2011
	1,388,917	$2.50	6/30/2012

Robert Miranda	—	—	—

Henry Velasquez	27,778	$1.50	6/30/2010
	27,778	$2.00	6/30/2011
	27,778	$2.50	6/30/2012

K. John Shukur	—	—	—
_______________
(1)
All options represented  in this table were granted in June 2008 in consideration of services provided to Balqon California and vested immediately upon grant.  In connection with the Merger Transaction, all outstanding options to purchase shares of Balqon California’s common stock were converted into options to purchase shares of our common stock.

Compensation of Directors

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors.  In setting the compensation of directors, we consider the significant amount of time that members of the board of directors spend in fulfilling their duties to Balqon Corporation as well as the experience level we require to serve on our board of directors.  The board of directors, through its Compensation Committee, annually reviews the compensation and compensation policies for members of the board of directors.  In recommending director compensation, the Compensation Committee is guided by three goals:

•	compensation should fairly pay directors for work required in a company of our size and scope;
•	compensation should align directors’ interests with the long-term interests of our stockholders; and
•	the structure of the compensation should be clearly disclosed to our stockholders.

Each of our directors is paid $6,000 per year for serving on the board of directors.  Our directors do not receive additional compensation for serving on the various committees of the board of directors.  Directors are reimbursed for certain reasonable documented expenses in connection with attendance at meetings of our board of directors and its committees.  Employee directors do not receive compensation in connection with their service as directors.

Director Compensation Table – 2008

The following table summarizes for the year ended December 31, 2008, the compensation awarded to or paid to, or earned by, Amarpal Samra, the only member of our board of directors who is not a named executive officer.  The following table also summarizes for the year ended December 31, 2008, the compensation awarded to or paid to, or earned by, the former member of our board of directors.  Our former director, K. John Shukur, was the sole member of our board of directors between October 1, 2007 and October 24, 2008.  Mr. Shukur resigned as a member of our board of directors when our board was reconstituted in connection with the Merger Transaction.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Amarpal Samra	1,500	1,250,025	(2)	40,471	(3)	—	1,291,996

K. John Shukur	—	—		—		—	—
_______________
(1)
The amount reflected in this column is the compensation cost we recognized for financial statement reporting purposes during 2008 under SFAS No. 123(R).  The fair value of each grant is estimated on the date of grant using the Black-Scholes pricing model with the following weighted-average assumptions for 2008:

Dividend yield	0%
Expected volatility	58.43%
Risk-free interest rates	2.42%
Expected option life (in years)	3
Weighted-average exercise price per common share	$2.00

(2)
In June 2008, Mr. Samra was granted 1,250,025 shares of common stock in consideration of business strategy consulting services rendered to Balqon California, which shares were converted into the same number of shares of our common stock in connection with the Merger Transaction.  As of December 31, 2008, Mr. Samra held 1,250,025 shares of our common stock.

(3)
In June 2008, Mr. Samra was issued options to purchase 312,507 shares of common stock to in consideration of business strategy consulting services rendered to Balqon California, which options were converted into options to purchase the same number of shares of our common stock under our 2008 Plan in connection with the Merger Transaction.  As of December 31, 2008, Mr. Samra held options to purchase 312,507 shares of our common stock.

INFORMATION ABOUT OUR BOARD OF DIRECTORS,
BOARD COMMITTEES AND RELATED MATTERS

Board of Directors

General

Our business, property and affairs are managed under the direction of our board of directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees.

Our board of directors has responsibility for our overall corporate governance and meets regularly throughout the year.  Our Articles of Incorporation provide that our board of directors will be divided as equally as possible into three classes.  Our bylaws provide that our board of directors may fix the exact number of directors between one and fifteen.  Our board of directors has fixed the number of directors at three.  Our board of directors was reconstituted in connection with the Merger Transaction.  As a result, at our 2009 annual meeting of stockholders, our stockholders are being asked to elect one individual to each of the three classes of our board of directors such that one director will serve until the first, second and third succeeding annual meeting of stockholders, respectively.  After our 2009 annual meeting, at each annual meeting of stockholders, directors are to be elected for a term of three years to succeed those directors elected at the 2009 annual meeting whose terms expire on that annual meeting date and our directors hold office until the third succeeding annual meeting of stockholders, until their successors are elected or until their earlier death, resignation or removal.

During 2008, neither our board of directors nor its committees held any meetings. Members of our board of directors and its committees consulted informally with management from time to time and acted at various times by written consent without a meeting during 2008.

Director Independence

On an annual basis, each of our directors and executive officers is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with Balqon Corporation in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.  Following completion of these questionnaires, the board of directors, with the assistance of the Nominating and Corporate Governance Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the SEC and NASDAQ Market Place Rules, additional criteria set forth in our corporate governance guidelines and consideration of any other material relationship a director may have with Balqon Corporation.

In October 2008 and again in October 2009, our board of directors determined that none of the directors are independent under these standards.  In addition, K. John Shukur, who served on our board of directors during the fiscal year ended December 31, 2008, was not independent under these standards.  Our board of directors intends to expand the number of directors to five and appoint at least two persons who qualify as “independent” under the current NASDAQ Marketplace Rules to our board of directors in the near future.  See “Certain Relationships and Related Transactions” below.

Committees of the Board of Directors

Our board of directors has established standing Audit, Compensation and Nominating and Corporate Governance Committees.  Each committee has a written charter that is reviewed annually and revised as appropriate.  Our board of directors intends to appoint at least two independent directors to our board of directors and each of its committees in the near future.

Audit Committee

Our Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, and reviews our financial statements for each interim period and for our year end.

Our Audit Committee operates pursuant to a charter approved by our board of directors and our Audit Committee, according to the rules and regulations of the SEC.  Our Audit Committee consists of Balwinder Samra, Henry Velasquez and Amarpal Samra.  Mr. Velasquez serves as the Chairman of our Audit Committee.  Our board of directors has determined that none of Balwinder Samra, Henry Velasquez and Amarpal Samra are “independent” under our Corporate Governance Guidelines, and the NASDAQ Marketplace Rules and none satisfies the other requirements under SEC rules regarding audit committee membership.  None of the members of our Audit Committee qualify as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee, or satisfies the “financial sophistication” requirements of the NASDAQ Marketplace Rules.

Compensation Committee

Our Compensation Committee is responsible for establishing and administering our overall policies on compensation and the compensation to be provided to our executive officers, including, among other things, annual salaries and bonuses, stock options, stock grants, other stock-based awards, and other incentive compensation arrangements.  In addition, the Compensation Committee reviews the philosophy and policies behind the salary, bonus and stock compensation arrangements for all other employees.  Although our Compensation Committee makes all compensation decisions as to our executive officers, our Chief Executive Officer makes recommendations to our Compensation Committee regarding compensation for the other named executive officers.  Our Compensation Committee has the authority to administer our 2008 Plan with respect to grants to executive officers and directors, and also has authority to make equity awards under our 2008 Plan to all other eligible individuals.  However, our board of directors may retain, reassume or exercise from time to time the power to administer our 2008 Plan.

The Compensation Committee evaluates both performance and compensation to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive so that we can attract and retain superior employees in key positions.  The Compensation Committee believes that compensation packages offered to our executives, including the named executive officers, should include both cash and equity-based compensation that reward performance as measured against established goals.  The Compensation Committee has the authority to retain consultants, and other advisors and in furtherance of the foregoing objectives.

Our Compensation Committee operates pursuant to a charter approved by our board of directors and our Compensation Committee.  Our Compensation Committee consists of Balwinder Samra, Henry Velasquez and Amarpal Samra.  Mr. Amarpal Samra acts as Chairman of our Compensation Committee.  Our board of directors has determined that none of the members of our Compensation Committee is “independent” under the NASDAQ Marketplace Rules.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee selects nominees for our board of directors.  The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1% of the then-outstanding shares of our common stock and who has beneficially owned those shares for at least one year.  The Nominating and Corporate Governance Committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the Nominating and Corporate Governance Committee’s below-referenced charter.  Stockholders that desire to recommend candidates for the board of directors for evaluation may do so by contacting Balqon Corporation in writing, identifying the potential candidate and providing background and other relevant information.  Our Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director.  Candidates may also come to the attention of the Nominating and Corporate Governance Committee through current members of our board of directors, professional search firms and other persons.  In evaluating potential candidates, our Nominating and Corporate Governance Committee will take into account a number of factors, including, among others, the following:

•	the candidate’s independence from management;
•	whether the candidate has relevant business experience;
•	judgment, skill, integrity and reputation;
•	existing commitments to other businesses;

•	corporate governance background;
•	financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership; and
•	the size and composition of our board of directors.

Our Nominating and Corporate Governance Committee operates pursuant to a charter approved by our board of directors and our Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee consists of Balwinder Samra, Henry Velasquez and Amarpal Samra.  Mr. Balwinder Samra acts as chairman of our Nominating and Corporate Governance Committee.  Our board of directors has determined that none of the members of our Nominating and Corporate Governance Committee is “independent” under the NASDAQ Marketplace Rules.

Committee Charters

The charters of our audit, compensation and nominating committees, and our codes of business conduct and ethics, are included on our website at http://www.balqon.com/about_us.php. The foregoing information is also available in print to any stockholder who requests it.  All such requests should be in writing and should be sent to “c/o Secretary” at 1420 240th Street, Harbor City, California 90710.

Security Holder Communications with the Board of Directors

Our board of directors has implemented a process by which stockholders may send written communications directly to the attention of our board of directors or any individual member of our board of directors.  Mr. Velasquez, the Chairman of our Audit Committee, is responsible for monitoring communications from stockholders and providing copies of such communications to the other directors as he considers appropriate.  Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Velasquez considers to be important for the directors to consider.  Stockholders who wish to communicate with our board of directors can write to Mr. Henry Velasquez, The Board of Directors, Balqon Corporation, 1420 240th Street, Harbor City, California 90710.

Policy With Regard to Board Members’ Attendance at Annual Meetings

It is our policy that our directors are invited and encouraged to attend all of our annual meetings. We did not hold an annual meeting during the fiscal year ended December 31, 2008.

Corporate Governance and Code of Ethics

Our board of directors believes that good corporate governance is paramount to ensure that Balqon Corporation is managed for the long-term benefit of our stockholders.  Our board of directors has adopted corporate governance guidelines that guide its actions with respect to, among other things, the composition of the board of directors and its decision making processes, board of directors meetings and involvement of management, the board of director’s standing committees and procedures for appointing members of the committees, and its performance evaluation for our Chief Executive Officer.

Our board of directors has adopted a Code of Ethics and Corporate Conduct that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and senior financial officers.  These codes are available on our Internet website located at http://www.balqon.com/about_us.php.  The Code of Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website, located at http://www.balqon.com, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

Information on our Internet website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the Securities and Exchange Commission, or SEC.

Report of the Audit Committee of the Board of Directors

Management is responsible for the preparation of the Company’s financial statements and the Company’s independent registered public accountants are responsible for auditing those statements.  In connection with the preparation of the December 31, 2008 financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent registered public accountants the matters required to be discussed under Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, and Rule 2-07 “Communication With Audit Committees,” of Regulation S-X of the Rules of the Securities and Exchange Commission, or SEC; and (iii) received the written report, disclosures and the letter from the independent registered public accountants required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has reviewed, evaluated and discussed with that firm the written report and its independence from the Company.  The Audit Committee also has discussed with management of the Company and the independent registered public accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

The material in this report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, or Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation languages in any such filing.

Respectfully submitted,

Audit Committee Balqon Corporation

Henry Velasquez, Chairman Balwinder Samra, Member Amarpal Singh Samra, Member

Principal Accountant Fees and Services

Weinberg & Company, P.A.

The following table presents the aggregate fees billed to us for professional audit services rendered by Weinberg & Company, P.A., or Weinberg, for the year ended December 31, 2008.  We appointed Weinberg as our independent registered public accounting firm on October 24, 2008.

2008
Audit Fees	$28,873
Audit-Related Fees	18,242
Tax Fees	—
All Other Fees	—
Total	$47,115

Audit Fees.  Consist of amounts billed for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, and reviews of our interim financial statements included in our Quarterly Report on Forms 10-Q and our Registration Statement on Form S-1, including amendments thereto.

Audit-Related Fees.  Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements but are not reported under “Audit Fees.”

Tax Fees.  Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees.  Consists of amounts billed for services other than those noted above.

Our Audit Committee has determined that all non-audit services provided by Weinberg are and were compatible with maintaining Weinberg’s audit independence.

Pre-Approval Policies and Procedures

Our Audit Committee is responsible for approving all audit, audit-related, tax and other services.  The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent registered public accounting firm at the beginning of the fiscal year.  Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year.  Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee chairman for pre-approval prior to engaging the independent auditor for such services.  These interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification.  During 2008, all services performed by Weinberg were pre-approved by our Audit Committee in accordance with these policies and applicable SEC regulations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

The following table sets forth information with respect to the beneficial ownership of our voting stock as of September 30, 2009, the date of the table, by:

•	each person known by us to beneficially own more than 5% of the outstanding shares any class of our voting stock;
•	each of our directors and director nominees;
•	each of our current executive officers identified at the beginning of the “Directors, Director Nominees and Executive Officers” section of this proxy statement;
•	our former executive officer, K. John Shukur; and
•	all of our current directors, director nominees, and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities.  To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them.  Except as indicated by footnote, all shares of common stock underlying derivative securities, if any, that are currently exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding for the purpose of calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group.  Percentage of beneficial ownership of our common stock is based on 25,518,348 shares of common stock outstanding as of the date of the table.

The address of each of the following stockholders, unless otherwise indicated below, is c/o Balqon Corporation, 1420 240th Street, Harbor City, California 90710.  The address for K. John Shukur is 1184 Rutland Road, Suite 2, Newport Beach, California 92660.  The address for Marlin Financial Group, Inc. is 9812 Falls Road, Suite 114-198, Potomac, Maryland 20854.  Messrs. Balwinder Samra, Miranda, Velasquez and Gruenwald are executive officers of Balqon Corporation.  Messrs. Balwinder Samra, Velasquez and Amarpal Samra are directors of Balqon Corporation.  Amarpal Samra is the brother of Balwinder Samra.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Balwinder Samra	Common	21,166,661	(1)	71.30%
Robert Miranda	Common	100,000		*
Henry Velasquez	Common	416,674	(2)	1.63%
Robert Gruenwald	Common	250,000		*
Amarpal Singh Samra	Common	1,562,532	(3)	6.05%
Marlin Financial Group, Inc.	Common	3,045,905	(4)	11.59%
K. John Shukur	Common	110,000	(5)	*
All directors and executive officers as a group (5 persons)	Common	23,495,867	(6)	78.11%
_______________
*	Less than 1%.
(1)	Includes 4,166,751 shares of common stock underlying options.
(2)	Includes 83,334 shares of common stock underlying options.
(3)	Includes 312,507 shares of common stock underlying options.
(4)
Includes 754,180 shares of common stock underlying warrants.  Based exclusively on the Form 4s filed by Marlin Financial Group, Inc. on January 23, 2009 and October 31, 2008, and the Form 3 filed by Marlin Financial Group, Inc. on October 28, 2008.  Includes 754,180 shares of common stock underlying warrants.  Mark Levin has the power to vote and dispose of the shares beneficially held by Marlin Financial Group, Inc. as its president.

(5)	Includes 30,000 shares of common stock underlying warrants.
(6)	Includes 4,562,592 shares of common stock underlying options.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	—		—	—
Equity compensation plans not approved by security holders	4,562,592	(1)	$2.00	2,937,408	(2)
Total	4,562,592			2,937,408
_______________
(1)
Represents shares of common stock underlying options that are outstanding under our 2008 Plan which is being presented for stockholder approval at our 2009 annual meeting.  The material features of our 2008 Plan are described below under “Proposal 4 – Approval of 2008 Stock Incentive Plan” and in Note 9 to our financial statements for the year ended December 31, 2008.

(2)	Represents shares of common stock available for issuance under options that may be issued under our 2008 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

We recognize that related party transactions present a heightened risk of conflicts of interest and have adopted a policy to which all related party transactions shall be subject.  Pursuant to the policy, our Audit Committee will review the relevant facts and circumstances of all related party transactions, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction.  Pursuant to the policy, no director may participate in any approval of a related party transaction to which he or she is a related party.

The Audit Committee will then, in its sole discretion, either approve or disapprove the transaction.  If advance Audit Committee approval of a transaction is not feasible, the transaction may be preliminarily entered into by management, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting.  If at that meeting the Audit Committee does not ratify the transaction, management shall make all reasonable efforts to cancel or annul such transaction.

Certain types of transactions, which would otherwise require individual review, have been preapproved by the Audit Committee.  These types of transactions include, for example, (i) compensation to an officer or director where such compensation is required to be disclosed in our proxy statement, (ii) transactions where the interest of the related party arises only by way of a directorship or minority stake in another organization that is a party to the transaction and (iii) transactions involving competitive bids or fixed rates.

Merger Transaction

Pursuant to the  Merger Transaction we issued to the shareholders of Balqon California an aggregate of 23,908,348 shares of our common stock upon conversion of the same number of shares of Balqon California’s common stock.  The 1:1 exchange ratio was determined by arms-length negotiations between Balqon Corporation (formerly, BMR Solutions, Inc.) and Balqon California and was not based on any particular valuation or other financial data with respect to either company or a comparison of comparable companies or transactions. We did not issue any shares of our common stock to our then existing shareholders at the time of the closing of the Merger Transaction, except for shares issued to those shareholders who at that time were also shareholders of Balqon California.  As of the date of this proxy statement, the shareholders of Balqon California (including the shares now held by those shareholders who at that time of the Merger Transaction were our shareholders and also shareholders of Balqon California) own approximately 96% of our outstanding common stock.

In addition to the 23,908,348 shares common stock we issued to the shareholders of Balqon California, the holders of warrants to acquire an aggregate of 2,614,180 shares of common stock of Balqon California were deemed to hold warrants to acquire an equal number of shares of our common stock upon completion of the Merger Transaction.  In connection with the Merger Transaction, we also issued under our 2008 Plan options to purchase an aggregate of 4,562,592 shares of our common stock to certain of our directors and employees who held options to purchase an equal number of shares of Balqon California’s common stock immediately prior to the completion of the Merger Transaction.

In connection with the consummation of the Merger Transaction, we cancelled 6,377,500 shares of our issued and outstanding common stock held by K. John Shukur, Mark Andre, Marla Andre, Ryan Neely, Brian Mirrotto, Eric Peterson, Peggy Hancock and James L. Mirrotto such that concurrent with the closing of the Merger Transaction we had approximately 1,400,000 shares of common stock issued and outstanding.  The shares were cancelled as a result of our agreement with Balqon California to have 1,400,000 shares of common stock outstanding at the closing of the Merger Transaction.

At the closing of the Merger Transaction, five shareholders who held shares of our common stock immediately prior to the closing of the Merger Transaction, Anderson Hinsch, Thomas Chen, Ryan Neely, Michael Muellerleile and Jeffrey M. Hoss, were issued an aggregate of 565,123 shares of our common stock upon conversion of the same number of shares of Balqon California’s common stock that they held immediately prior to the closing of the Merger Transaction.  At the closing of the Merger Transaction, we also issued to these five shareholders warrants to purchase an aggregate of 550,000 shares of our common stock upon conversion of warrants to purchase shares the same number of shares of Balqon California that they held immediately prior to the closing of the Merger Transaction. Immediately prior to the closing of the Merger Transaction, these five shareholders held an aggregate of 325,000 shares of our common stock and warrants to purchase an aggregate of 144,598 shares of our common stock.  As of September 30, 2009, these five shareholders hold an aggregate of 890,291 shares of our common stock comprised of (i) the 325,000 shares of our common stock they held immediately prior to the closing of the Merger Transaction and (ii) the 565,123 shares of our common stock they were issued in connection with the Merger Transaction.  As of July 22, 2009, these five shareholders also hold warrants to purchase an aggregate of 694,598 shares of our common stock, comprised of (i) warrants to purchase an aggregate of 144,598 shares of our common stock they held immediately prior to the closing of the Merger Transaction and (ii) warrants to purchase an aggregate of 550,000 shares of our common stock that they were issued in connection with the Merger Transaction.

In connection with the Merger Transaction we issued to (i) Balwinder Samra, our President and Chief Executive Officer, 16,999,910 shares of our common stock upon conversion of the same number of shares of common stock of Balqon California held by Mr. Samra and options to purchase 4,166,751 shares of common stock upon conversion of options to purchase the same number of shares of common stock of Balqon California held by Mr. Samra; (ii) Robert Miranda, our Chief Financial Officer, 100,000 shares of our common stock upon conversion of the same number of shares of common stock of Balqon California held by Mr. Miranda; (iii) Henry Velasquez, our Vice President Engineering and a director of our company, 333,340 shares of our common stock upon conversion of the same number of shares of common stock of Balqon California held by Mr. Velasquez and options to purchase 83,334 shares of common stock upon conversion of options to purchase the same number of shares of common stock of Balqon California held by Mr. Velasquez; (iv) Robert Gruenwald, our Vice President Research and Development, 250,000 shares of our common stock upon conversion of the same number of shares of common stock of Balqon California held by Mr. Gruenwald; and (v) Amarpal Singh Samra, a director of our company, 1,250,025 shares of our common stock upon conversion of the same number of shares of common stock of Balqon California held by Mr. Samra and options to purchase 312,507 shares of common stock upon conversion of options to purchase the same number of shares of common stock of Balqon California held by Mr. Samra.  As a result of the Merger Transaction, each of Mr. Balwinder Samra and Mr. Amarpal Samra became the beneficial owners of more than 5% of our common stock.  The options issues to Messrs. Balwinder Samra, Amarpal Samra, and Henry Velasquez were issued under our 2008 Plan.  One-third of these options have an exercise price of $1.50 per share and expire on June 30, 2010, one-third of these options have an exercise price of $2.00 per share and expire on June 30, 2011, and one-third of these options have an exercise price of $2.50 per share and expire on June 30, 2012.

In connection with the Merger Transaction, we also issued to Marlin Financial Group, Inc. 2,916,725 shares of our common stock upon conversion of the same number of shares of common stock of Balqon California held by Marlin Financial Group, Inc. and warrants to purchase 729,180 shares of our common stock upon the conversion of warrants to purchase shares the same number shares of common stock of Balqon Corporation.  One-third of the warrants have an exercise price of $1.50 per share and expire on June 30, 2010, one-third of the warrants have an exercise price of $2.00 per share and expire on June 30, 2011, and one-third of the warrants have an exercise price of $2.50 per share and expire on June 30, 2012.  As a result of the Merger Transaction, Marlin Financial Group, Inc. became the beneficial owner of more than 5% of our common stock.

Employment, Compensation and Consulting Agreements

We are or have been a party to compensation arrangements with our directors.  See “—Compensation of Directors.”  On October 24, 2008, we entered into an executive employment agreement with each of Balwinder Samra and Henry Velasquez.  See “Executive Compensation and Related Information—Employment Agreements” for a description of Mr. Samra’s and Mr. Velasquez’s executive employment agreements.  On March 27, 2009, we entered into an executive employment agreement with Robert Gruenwald effective October 24, 2008.

Employment Agreement with Robert Gruenwald

On March 27, 2009, we entered into an executive employment agreement with Robert Gruenwald.  Under the terms of the executive employment agreement, Mr. Gruenwald has agreed to serve as our Vice President Research and Development on an at-will basis.  The employment agreement has an effective date of October 24, 2008.

The agreement provides for an initial base salary of $150,000 per year with an increase to $175,000 and $200,000 per year after the second and third anniversary of the effective date of the employment agreement, respectively, and paid vacation of at least four weeks per year.  Mr. Gruenwald is eligible to receive salary increases and annual cash incentive bonuses at the discretion of our Compensation Committee.  Mr. Gruenwald is also eligible to participate in benefit and incentive programs we may offer. We have agreed to maintain in effect a directors’ and officers’ liability insurance policy with a minimum limit of liability of $3 million and that we would enter into an indemnification agreement with Mr. Gruenwald upon terms mutually acceptable to us and Mr. Gruenwald.

The agreement contains non-competition provisions that prohibit Mr. Gruenwald from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Gruenwald of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment and for two years afterward.

We may terminate the agreement at any time, with or without due cause. “Due cause” includes any intentional misapplication of our funds or other material assets, or any other act of dishonesty injurious to us, or conviction of a felony or a crime involving moral turpitude. “Due cause” also includes abuse of controlled substances or alcohol and breach, nonperformance or nonobservance of any of the terms of the agreement, provided that Mr. Gruenwald fails to satisfactorily remedy the performance problem following 30 days’ written notice.

Mr. Gruenwald may terminate the agreement at any time, with or without good reason. However, termination for good reason must occur within 90 days of the occurrence of an event constituting good reason, and Mr. Gruenwald must furnish us with written notice of the event within 30 days after the initial existence of the event and provide us with at least a 30-day cure period. “Good reason” includes: a material diminution in his authority, duties, responsibilities, titles or offices; a purported reduction in Mr. Gruenwald’s base salary amounting to a material diminution in his salary to an amount less than the greater of $150,000 or 10% below the base salary in effect at the time of the reduction; our failure to timely cure or diligently initiate a cure of any material breach within 30 days after Mr. Gruenwald gives us written notice of the breach.

If we terminate Mr. Gruenwald’s employment for due cause or due to Mr. Gruenwald’s breach of his employment agreement by refusing to continue his employment, or if Mr. Gruenwald a terminates his employment without good reason, then all compensation and benefits for Mr. Gruenwald will cease, other than amounts under retirement and benefit plans and programs that were earned and vested by the date of termination, pro rata annual salary through the date of termination, any stock options that were vested as of the date of termination, and accrued vacation as required by California law.

If Mr. Gruenwald becomes incapacitated, we may terminate his employment under the agreement upon 30 days’ prior written notice.  Upon Mr. Gruenwald’s death, the agreement terminates immediately. If Mr. Gruenwald’s employment terminates due to his incapacity or death, Mr. Gruenwald or his estate or legal representative will be entitled to receive benefits under our retirement and benefits plans and programs that were earned and vested at the date of termination, a prorated incentive bonus for the fiscal year in which incapacity or death occurred (to the extent he would otherwise be eligible), and a lump sum cash payment in an amount equal to one year of his then current annual salary.

If Mr. Gruenwald’s employment terminates for good reason or other than as a result of due cause, incapacity, death or retirement, Mr. Gruenwald will be entitled to his salary through the end of the month in which termination occurs plus credit for accrued vacation, and a prorated incentive bonus, if eligible, for the fiscal year during which termination occurred. In addition, under those circumstances, if Mr. Gruenwald enters into a separation and release agreement with us, then he will be entitled to receive (i) a severance payment equal to two times his then current annual salary, (ii) all medical insurance benefits to which he was entitled immediately prior to the date of termination for a period of eighteen months or the date that Mr. Gruenwald’s continued participation in our medical insurance plan was not possible under the plan, whichever was earlier, and (iii) a lump-sum cash payment equal to eighteen times the estimated monthly COBRA premiums at the time of termination (taking into account all known or anticipated premium increases) to be used by Mr. Gruenwald to maintain his medical insurance coverage for an additional eighteen months.  If our medical insurance plan does not allow Mr. Gruenwald’s continued participation, then we will be required to pay to Mr. Gruenwald, in monthly installments, the monthly premium or premiums for COBRA coverage, covering the eighteen month period described in clause (ii) in the preceding sentence.

Indemnification Agreements

On October 24, 2008, we entered into an indemnification agreement with each of our directors and executive officers other than Mr. Gruenwald.  We entered into an indemnification agreement with Mr. Gruenwald on March 27, 2009.  The indemnification agreements and our articles of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Nevada law.

Balqon Corporation’s Transactions Prior to the Consummation of the Merger Transaction

From 2001 to May 2006, Brian Mirrotto, our former director and executive officer, provided approximately 100 square feet of office space to us at no charge. The fair market value of that space was approximately $100 per month.

In November 2001, we issued 2,000,000 shares of our common stock to Brian Mirrotto, our former director and executive officer.  These shares were issued in exchange for services and expenses of $2,000 related to our incorporation, or $0.001 per share.  Additional compensation expense of $38,000 was recognized to reflect the fair market value of the shares issued as of the date of issuance, which was $0.02 per share.

In June 2006, we financed the purchase of a vehicle with a loan totaling $28,514 secured by the purchased vehicle.  Marla Andre and K. John Shukur, our former directors and executive officers, jointly and severally guaranteed repayment the loan.

From August 2006 to November 9, 2006, Mark Andre, our former director and executive officer, provided approximately 1,000 square feet of office space to us in exchange for $1,400 per month on a month to month basis.  Effective November 10, 2006, this amount was increased to $1,500 per month. We paid $1,400 per month directly to Mr. Andre’s landlord on this arrangement, with $560 per month treated as rent expense and the remaining $840 per month charged to compensation. The rent expense of $560 per month is the estimated fair value of the facilities provided. Effective November 10, 2006, the rent and compensation on this arrangement was increased to $600 and $900 per month, respectively.

Mark Andre, our former director and executive officer, is the brother in law of John Danna, an owner of one of our major customers prior to the Merger Transaction.

In September 2006, we paid $2,500 to Michael Andre, the father of Mark Andre, our former executive officer and director, for website development services.

Balqon California’s Transactions Prior to the Consummation of the Merger Transaction

During the fiscal years ended December 31, 2006 and 2007, Balwinder Samra loaned $943 and $56,477, respectively, to Balqon California to fund its operations.  Between January 1, 2008 and June 30, 2008, Mr. Samra loaned an additional $1,957 to Balqon California to help fund its operations.  These loans were recorded as “Advances from Shareholder” on Balqon California’s financial statements.  As of December 31, 2008 and March  31, 2009, Mr. Samra was owed a total of $34,877 and $25,877, respectively, as a result of these loans.   During the fiscal year ended December 31, 2008, we paid $22,543 in principal and did not make any in interest payments under the loans provided by Mr. Samra.

Between January 1, 2008 and September 30, 2008, Miranda & Associates, a professional accountancy corporation wholly-owned by Robert Miranda, our chief financial officer, was paid a total of $38,000 in consulting fees in consideration of accounting and advisory services. As of September 30, 2008, Miranda & Associates was owed $19,875 for accounting and advisory services rendered.

In June 2008, Balqon California issued options to purchase 4,166,751 shares of common stock to Balwinder Samra in consideration of services rendered.  The fair value of the options was determined to be $539,614.

In June 2008, Balqon California issued 333,340 shares of common stock and options to purchase 83,334 shares of common stock to Henry Velasquez in consideration of engineering and design consulting services rendered. The value of the common stock was determined to be $333,340 and the fair value of the options was determined to be $10,792.

In June 2008, Balqon California issued 1,250,025 shares of common stock and options to purchase 312,507 shares of common stock to Amarpal Samra in consideration of business strategy consulting services rendered.  The value of the common stock was determined to be $1,250,025 and the fair value of the options was determined to be $40,471.

In June 2008, pursuant to a certain Stock and Warrant Purchase Agreement, dated August 28, 2008, Balqon California issued 2,916,725 shares of common stock and warrants to purchase 729,180 shares of common stock to Marlin Financial in consideration of business strategy and financial advisory services rendered.  The value of the common stock was determined to be $2,916,725 and the fair value of the warrants was determined to be $94,432.  On March 30, 2009 we entered into Amendment No. 1 to Stock and Warrant Purchase Agreement with Marlin Financial Group, Inc. pursuant to which we revised certain terms of the warrants issued to Marlin Financial Group, Inc.  On May 20, 2009, we entered into Amendment No. 2 to Stock and Warrant Purchase Agreement with Marlin Financial Group, Inc. pursuant to  which we agreed with Marlin Financial Group, Inc. to terminate a contractual agreement between us and Marlin Financial Group, Inc. which restricted the ability of Marlin Financial Group, Inc. to dispose of or transfer our securities.  We and Marlin Financial Group, Inc. agreed to terminate this provision of the agreement due, in part, to the adverse tax consequences to Marlin Financial Group, Inc. associated with the change in valuation of the stock based compensation granted to Marlin Financial Group, Inc. as reflected in our restated financial statements.

In August 2008, Balqon California issued 100,000 shares of common stock to Robert Miranda, its then current Chief Financial Officer, in consideration of business strategy consulting services rendered.  The value of the common stock was determined to be $100,000.

In August 2008, Balqon California issued 250,000 shares of common stock to Robert Gruenwald in consideration of services provided.  The value of the common stock was determined be $250,000.

In August 2008, Balqon California issued 332,910 shares of common stock to Balwinder Samra in consideration of services rendered.  The value of the common stock was determined be $332,910.

On September 9, 2008, Balqon California entered into an Asset Purchase Agreement with EMS, and its sole member, Robert Gruenwald, to acquire substantially all of the assets of EMS, including all intellectual property assets used in the development and manufacture of flux vector inverters, for an aggregate purchase price of $350,000, of which $250,000 was paid in cash at closing and $100,000 was paid in the form of a promissory note issued to EMS.  The promissory note issued to EMS bares an interest rate of 5% per annum payable at maturity.  During the fiscal year ended December 31, 2008, we did not make any payments of principal or interest due under the promissory note to EMS.  As of the date of this proxy statement, we have made principal payments of $75,000 on the promissory note issued to EMS. The remaining principal balance of $25,000 and all accrued and unpaid interest under the note became due and payable on September 15, 2009.

On June 24, 2008, we issued a promissory note in the amount of $25,875 to Marlin Financial Group, Inc.  The promissory note issued to Marlin Financial Group, Inc. bares an interest rate of 6% per annum payable at maturity and became due and payable on December 6, 2008.  As of July 22, 2009, the $875 in principal that remained outstanding under the promissory note issued to Marlin Financial Group, Inc. had been written off.  During the fiscal year ended December 31, 2008, we paid $25,000 in principal and did not make any interest payments due under the promissory note to Marlin Financial Group, Inc.

December 2008 Private Placement

In connection with the private placement transaction consummated on December 22, 2008, we issued to Marlin Financial Group, Inc. 25,000 shares of our common stock and warrants to purchase 25,000 shares of our common stock at an exercise price of $1.50.

Fees Paid to Miranda & Associates

Between September 30, 2008 and December 31, 2008, Miranda & Associates, a professional accountancy corporation wholly-owned by Robert Miranda, our chief financial officer, was paid a total of $196,980 in consulting fees in consideration of accounting and advisory services.  Miranda & Associates was paid a total of $239,190 in consulting fees in consideration of accounting and advisory services during the three months ended March 31, 2009.  As of March 31, 2009, Miranda & Associates was owed $89,190 for accounting and advisory services rendered.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities, or reporting persons, to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC. The reporting persons are required by the SEC regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during our fiscal year ended December 31, 2008 and thereafter, our knowledge that disclosure on Form 5 is not required, and any written representations received by us from reporting persons that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons, except for Marla Andre, Marlin Financial Group, Inc. and Robert Gruenwald, during 2008 were complied with.  During 2008, Marlin Financial Group, Inc. did not file one report, a Form 4, required by Section 16(a) on a timely basis and in addition, Marlin Financial Group, Inc. did not report three transactions on a timely basis.  During 2008, Mr. Gruenwald failed to file one Form 3 and one Form 4 and in addition, Mr. Gruenwald did not report one transaction during 2008.  Marla Andre did not file a Form 5 for the fiscal year ended December 31, 2008, and we have not received a written representation from Ms. Andre stating that no Form 5 is required.

PROPOSAL 1
ELECTION OF CLASS I DIRECTOR

Our Articles of Incorporation provide that our board of directors will be divided as equally as possible into three classes.  Our bylaws provide that our board of directors may fix the exact number of directors within one and fifteen.  Our board of directors has fixed the exact number of directors at three.

Our board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders after our 2009 annual meeting of stockholders.

Our current board consists of three directors who have served on our board since the consummation of the Merger Transaction.  At our 2009 annual meeting of stockholders, our stockholders will be asked to elect one individual to each of the three classes of our board of directors.  Mr. Amarpal Singh Samra is named as a nominee as a Class I director for election to serve a one-year term expiring at our 2010 annual meeting or until succeeded by another qualified director who has been duly elected.

The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Amarpal Singh Samra unless instructions to the contrary are marked on the proxy. If Mr. Amarpal Singh Samra is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy.

Required Vote of Stockholders and Board Recommendation

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF AMARPAL SINGH SAMRA AS A CLASS I DIRECTOR.

PROPOSAL 2
ELECTION OF CLASS II DIRECTOR

Our Articles of Incorporation provide that our board of directors will be divided as equally as possible into three classes.  Our bylaws provide that our board of directors may fix the exact number of directors within one and fifteen.  Our board of directors has fixed the exact number of directors at three.

Our board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders after our 2009 annual meeting of stockholders.

Our current board consists of three directors who have served on our board since the consummation of the Merger Transaction.  At our 2009 annual meeting of stockholders, our stockholders will be asked to elect one individual to each of the three classes of our board of directors.  Mr. Henry Velasquez is named as a nominee as a Class II director for election to serve a two-year term expiring at our 2011 annual meeting or until succeeded by another qualified director who has been duly elected.

The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Velasquez unless instructions to the contrary are marked on the proxy. If Mr. Velasquez is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy.

Required Vote of Stockholders and Board Recommendation

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF HENRY VELASQUEZ AS A CLASS II DIRECTOR.

PROPOSAL 3
ELECTION OF CLASS III DIRECTOR

Our Articles of Incorporation provide that our board of directors will be divided as equally as possible into three classes.  Our bylaws provide that our board of directors may fix the exact number of directors within one and fifteen.  Our board of directors has fixed the exact number of directors at three.

Our board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders after our 2009 annual meeting of stockholders.

Our current board consists of three directors who have served on our board since the consummation of the Merger Transaction.  At our 2009 annual meeting of stockholders, our stockholders will be asked to elect one individual to each of the three classes of our board of directors.  Mr. Balwinder Samra is named as a nominee as a Class III director for election to serve a three-year term expiring at our 2012 annual meeting or until succeeded by another qualified director who has been duly elected.

The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Balwinder Samra unless instructions to the contrary are marked on the proxy. If Balwinder Samra is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy.

Required Vote of Stockholders and Board Recommendation

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF BALWINDER SAMRA AS A CLASS III DIRECTOR.

PROPOSAL 4
APPROVAL OF
2008 STOCK INCENTIVE PLAN

Approval and Adoption of the 2008 Plan

On October 24, 2008, our board of directors unanimously approved and adopted the Balqon Corporation 2008 Stock Incentive Plan (the “2008 Plan”), subject to stockholder approval. Our board is seeking approval of the 2008 Plan by our stockholders. The 2008 Plan will become effective upon stockholder approval of the 2008 Plan.  As soon as practicable following stockholder approval of this proposal, we intend to register the issuance of our securities under the 2008 Plan on Form S-8 under the Securities Act of 1933, as amended.

The principal features of the 2008 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached to this proxy statement as Appendix A. We encourage you to read the 2008 Plan carefully.

Purpose of the 2008 Plan

Our 2008 Plan is intended to promote Balqon Corporation’s interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in our company as an incentive for them to remain in such service and render superior performance during such service.  The 2008 Plan consists of two equity-based incentive programs, the Discretionary Grant Program and the Stock Issuance Program. Principal features of each program are summarized below.

Administration

The Compensation Committee of our board of directors has the exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to option grants, restricted stock awards, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards, or equity awards, made to executive officers and non-employee board members, and also has the authority to make equity awards under those programs to all other eligible individuals. However, our board of directors may retain, reassume or exercise from time to time the power to administer those programs. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of our board of directors.

The term “plan administrator,” as used in this summary, means the Compensation Committee or our board of directors, to the extent either entity is acting within the scope of its administrative jurisdiction under the 2008 Plan.

Share Reserve

Initially, 7,500,000 shares of common stock are authorized for issuance under the 2008 Plan.  The 2008 Plan was adopted by our board of directors on October 24, 2008.  As of September 30, 2009, options to purchase 4,562,592 shares of common stock were issued and outstanding under the 2008 Plan.

No participant in the 2008 Plan may be granted equity awards for more than 5,000,000 shares of common stock per calendar year. This share-limitation is intended to assure that any deductions to which we would otherwise be entitled, either upon the exercise of stock options or stock appreciation rights granted under the Discretionary Grant Program with an exercise price per share equal to the fair market value per share of our common stock on the grant date or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1.0 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Internal Revenue Code Section 162(m). In addition, shares issued under the Stock Issuance Program may qualify as performance-based compensation that is not subject to the Internal Revenue Code Section 162(m) limitation, if the issuance of those shares is approved by the Compensation Committee and the vesting is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.

The shares of common stock issuable under the 2008 Plan may be drawn from shares of our authorized but unissued shares or from shares reacquired by us, including shares repurchased on the open market. Shares subject to any outstanding equity awards under the 2008 Plan that expire or otherwise terminate before those shares are issued will be available for subsequent awards. Unvested shares issued under the 2008 Plan and subsequently repurchased by us at the option exercise or direct issue price paid per share, pursuant to our repurchase rights under the 2008 Plan, will be added back to the number of shares reserved for issuance under the 2008 Plan and will be available for subsequent reissuance.

If the exercise price of an option under the 2008 Plan is paid with shares of common stock, then the authorized reserve of common stock under the 2008 Plan will be reduced only by the net number of new shares issued under the exercised stock option. If shares of common stock otherwise issuable under the 2008 Plan are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an equity award, then the number of shares of common stock available for issuance under the 2008 Plan will be reduced only by the net number of shares issued pursuant to that equity award. The withheld shares will not reduce the share reserve. Upon the exercise of any stock appreciation right granted under the 2008 Plan, the share reserve will only be reduced by the net number of shares actually issued upon exercise, and not by the gross number of shares as to which the stock appreciation right is exercised.

Eligibility

Officers, employees, non-employee directors, and consultants and independent advisors who are under written contract and whose securities issued pursuant to the 2008 Plan, all of whom are in our service or the service of any parent or subsidiary of ours, whether now existing or subsequently established, are eligible to participate in the Discretionary Grant and Stock Issuance Programs.

As of the date of this proxy statement, we have approximately (i) 11 employees, two of whom are directors, (ii) one non-employee director, and (iii) approximately one independent contractor under a written contract.

Valuation

The fair market value per share of our common stock on any relevant date under the 2008 Plan will be deemed to be equal to the closing selling price per share of our common stock at the close of regular hours trading on the OTC Bulletin Board on that date, as the price is reported by the Financial Industry Regulatory Authority. If there is no closing selling price for our common stock on the date in question, the fair market value will be the closing selling price on the last preceding date for which a quotation exists.  In the absence of an established market for our common stock or if the plan administrator determines in good faith that our common stock is too thinly traded for fair market value to be determined in the manner described above, the fair market value per share of our common stock will be determined in good faith by the plan administrator.

Discretionary Grant Program

The plan administrator has complete discretion under the Discretionary Grant Program to determine which eligible individuals are to receive equity awards under that program, the time or times when those equity awards are to be made, the number of shares subject to each award, the time or times when each equity award is to vest and become exercisable, the maximum term for which the equity award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Stock Options. Each granted option will have an exercise price per share determined by the plan administrator, provided that the exercise price will not be less than 100% of the fair market value of a share on the grant date.  No granted option will have a term in excess of ten years.  Incentive options granted to an employee who beneficially owns more than 10% of our outstanding common stock must have exercise prices not less than 110% of the fair market value of a share on the grant date and a term of not more than five years measured from the grant date. Options generally will become exercisable in one or more installments over a specified period of service measured from the grant date. However, options may be structured so that they will be immediately exercisable for any or all of the option shares. Any unvested shares acquired under immediately exercisable options will be subject to repurchase, at the exercise price paid per share, if the optionee ceases service with us prior to vesting in those shares.

An optionee who ceases service with us other than due to misconduct will have a limited time within which to exercise outstanding options for any shares for which those options are vested and exercisable at the time of cessation of service. The plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which outstanding options may be exercised (but not beyond the expiration date) and/or to accelerate the exercisability or vesting of options in whole or in part; provided, that options will remain exercisable for no less than 30 days from the date of the optionee’s cessation of service (or no less than six months if the cessation is caused by death or disability).  Discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Stock Appreciation Rights. The plan administrator has the authority to issue the following three types of stock appreciation rights under the Discretionary Grant Program:

•
Tandem stock appreciation rights, which provide the holders with the right, upon approval of the plan administrator, to surrender their options for an appreciation distribution in an amount equal to the excess of the fair market value of the vested shares of common stock subject to the surrendered option over the aggregate exercise price payable for those shares.

•
Standalone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of common stock and receive in exchange an appreciation distribution in an amount equal to the excess of the fair market value on the exercise date of the shares of common stock as to which those rights are exercised over the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the common stock on the date the standalone stock appreciation right is granted, and the right may not have a term in excess of ten years.

•
Limited stock appreciation rights, which may be included in one or more option grants made under the Discretionary Grant Program to executive officers or directors who are subject to the short-swing profit liability provisions of Section 16 of the Exchange Act. Upon the successful completion of a hostile takeover for more than 50% of our outstanding voting securities or a change in a majority of our board as a result of one or more contested elections for board membership over a period of up to 36 consecutive months, each outstanding option with a limited stock appreciation right may be surrendered in return for a cash distribution per surrendered option share equal to the excess of the fair market value per share at the time the option is surrendered or, if greater and the option is a non-statutory option, the highest price paid per share in the transaction, over the exercise price payable per share under the option.

Payments with respect to exercised tandem or standalone stock appreciation rights may, at the discretion of the plan administrator, be made in cash or in shares of common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash. Upon cessation of service with us, the holder of one or more stock appreciation rights will have a limited period within which to exercise those rights as to any shares as to which those stock appreciation rights are vested and exercisable at the time of cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of the stock appreciation rights in whole or in part. Discretion may be exercised at any time while the stock appreciation rights remain outstanding, whether before or after the holder’s actual cessation of service.

Repricing. The plan administrator has the authority, with the consent of the affected holders, to effect the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of common stock but with an exercise or base price per share not less than the fair market value per share of common stock on the new grant date or (ii) cash or shares of common stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights. The plan administrator also has the authority with or, if the affected holder is not subject to the short-swing profit liability of Section 16 under the Exchange Act, then without, the consent of the affected holders, to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights to the then current fair market value per share of common stock or to issue new stock options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding stock options or stock appreciation rights with a higher exercise or base price.  However, no exchange or cancellation of outstanding options or stock appreciation rights may be effected so as to constitute the deferral of compensation or an additional deferral feature that would subject the stock options or stock appreciation rights to Internal Revenue Code Section 409A or to the Treasury Regulations promulgated thereunder.

Stock Issuance Program

Shares of common stock may be issued under the Stock Issuance Program for valid consideration under the Nevada General Corporation Law as the plan administrator deems appropriate, including cash, past services or other property. In addition, restricted shares of common stock may be issued pursuant to restricted stock awards that vest in one or more installments over the recipient’s period of service or upon attainment of specified performance objectives. Shares of common stock may also be issued under the program pursuant to restricted stock units or other stock-based awards that entitle the recipients to receive the shares underlying those awards upon the attainment of designated performance goals, the satisfaction of specified service requirements and/or upon the expiration of a designated time period following the vesting of those awards or units, including without limitation, a deferred distribution date following the termination of the recipient’s service with us.

The plan administrator will have complete discretion under the Stock Issuance Program to determine which eligible individuals are to receive equity awards under the program, the time or times when those equity awards are to be made, the number of shares subject to each equity award, the vesting schedule to be in effect for the equity award and the consideration, if any, payable per share. The shares issued pursuant to an equity award may be fully vested upon issuance or may vest upon the completion of a designated service period and/or the attainment of pre-established performance goals.

To assure that the compensation attributable to one or more equity awards under the Stock Issuance Program will qualify as performance-based compensation that will not be subject to the $1.0 million limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Internal Revenue Code Section 162(m), the Compensation Committee will also have the discretionary authority to structure one or more equity awards under the Stock Issuance Program so that the shares subject to those particular awards will vest only upon the achievement of certain pre-established corporate performance goals. Goals may be based on one or more of the following criteria: (i) return on total stockholders’ equity; (ii) net income per share; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-based compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to our business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance our revenue or profitability or expand our customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Compensation Committee may, at the time the equity awards are made, specify certain adjustments to those items as reported in accordance with generally accepted accounting principles in the United States, or GAAP, which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or its successor, provided that those adjustments are in conformity with those reported by us on a non-GAAP basis. In addition, performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business groups or divisions thereof or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Compensation Committee may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.

The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the Stock Issuance Program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.

Outstanding restricted stock units or other stock-based awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for those awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding restricted stock units or other stock-based awards as to which the designated performance goals or service requirements are not attained. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards that were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.

General Provisions

Acceleration.  If a change in control occurs, each outstanding equity award under the Discretionary Grant Program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect, (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares, or (iii) the acceleration of the award is subject to other limitations imposed by the plan administrator. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect or accelerated vesting is precluded by other limitations imposed by the plan administrator. Each outstanding equity award under the Stock Issuance Program will vest as to the number of shares of common stock subject to that award immediately prior to the change in control, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above or unless vesting is precluded by its terms.  Immediately following a change in control, all outstanding awards under the Discretionary Grant Program will terminate and cease to be outstanding except to the extent assumed by the successor corporation or its parent or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction.

The plan administrator will have the discretion to structure one or more equity awards under the Discretionary Grant and Stock Issuance Programs so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

A change in control will be deemed to have occurred if, in a single transaction or series of related transactions:

(i)           any person (as that term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a beneficial owner (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities representing 51% or more of the combined voting power of our company, or

(ii)           there is a merger, consolidation, or other business combination transaction of us with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of our voting capital stock outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of our company (or the surviving entity) outstanding immediately after the transaction, or

(iii)           all or substantially all of our assets are sold.

Stockholder Rights and Option Transferability. The holder of an option or stock appreciation right will have no stockholder rights with respect to the shares subject to that option or stock appreciation right unless and until the holder exercises the option or stock appreciation right and becomes a holder of record of shares of common stock distributed upon exercise of the award. Incentive options are not assignable or transferable other than by will or the laws of inheritance following the optionee’s death, and during the optionee’s lifetime, may only be exercised by the optionee. However, non-statutory options and stock appreciation rights may be transferred or assigned during the holder’s lifetime to one or more members of the holder’s family or to a trust established for the benefit of the holder and/or one or more family members or to the holder’s former spouse, to the extent the transfer is in connection with the holder’s estate plan or pursuant to a domestic relations order.

A participant will have certain stockholder rights with respect to shares of common stock issued to the participant under the Stock Issuance Program, whether or not the participant’s interest in those shares is vested. Accordingly, the participant will have the right to vote the shares and to receive any regular cash dividends paid on the shares, but will not have the right to transfer the shares prior to vesting. A participant will not have any stockholder rights with respect to the shares of common stock subject to restricted stock units or other stock-based awards until the awards vest and the shares of common stock are actually issued. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other stock-based awards, subject to terms and conditions the plan administrator deems appropriate.

Changes in Capitalization. If any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2008 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted equity awards under the 2008 Plan per calendar year, (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right, and (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the 2008 Plan and the cash consideration, if any, payable per share. All adjustments will be designed to preclude any dilution or enlargement of benefits under the 2008 Plan and the outstanding equity awards thereunder.

Special Tax Election. Subject to applicable laws, rules and regulations, the plan administrator may permit any or all holders of equity awards to utilize any or all of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the issuance, exercise or vesting of those equity awards:

Stock Withholding: The election to have us withhold, from the shares otherwise issuable upon the issuance, exercise or vesting of an equity award, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder and make a cash payment equal to the fair market value directly to the appropriate taxing authorities on the individual’s behalf.

Stock Delivery: The election to deliver to us certain shares of common stock previously acquired by the holder (other than in connection with the issuance, exercise or vesting that triggered the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

Sale and Remittance: The election to deliver to us, to the extent the award is issued or exercised for vested shares, through a special sale and remittance procedure pursuant to which the optionee or participant will concurrently provide irrevocable instructions to a brokerage firm to effect the immediate sale of the purchased or issued shares and remit to us, out of the sale proceeds available on the settlement date, sufficient funds to cover the withholding taxes we are required to withhold by reason of the issuance, exercise or vesting.

Amendment, Suspension and Termination

Our board of directors may suspend or terminate the 2008 Plan at any time.  Our board of directors may amend or modify the 2008 Plan, subject to any required stockholder approval. Once stockholder approval is obtained for the establishment of the 2008 Plan, stockholder approval will be required for any amendment that materially increases the number of shares available for issuance under the 2008 Plan, materially expands the class of individuals eligible to receive equity awards under the 2008 Plan, materially increases the benefits accruing to optionees and other participants under the 2008 Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2008 Plan, materially extends the term of the 2008 Plan, expands the types of awards available for issuance under the 2008 Plan, or as to which stockholder approval is required by applicable laws, rules or regulations.

Unless sooner terminated by our board, the 2008 Plan will terminate on the earliest to occur of: (i) October 24, 2018; (ii) the date on which all shares available for issuance under the 2008 Plan have been issued as fully-vested shares; and (iii) the termination of all outstanding equity awards in connection with certain changes in control or ownership.

Federal Income Tax Consequences

The following discussion summarizes income tax consequences of the 2008 Plan under current federal income tax law and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Internal Revenue Code Section 162(m), as discussed in further detail below. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending upon individual circumstances and from locality to locality.

Option Grants. Options granted under the 2008 Plan may be either incentive stock options, which satisfy the requirements of Internal Revenue Code Section 422, or non-statutory stock options, which are not intended to meet those requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and, if there is no disqualifying disposition at the time of exercise, no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at the time over the exercise price paid for those shares.

The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain dispositions. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in the sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two requirements is not satisfied, a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or any loss recognized upon the disposition will be taxable as a capital gain or capital loss.

If the optionee makes a disqualifying disposition of the purchased shares, we will be entitled to an income tax deduction, for our taxable year in which the disposition occurs, equal to the excess of the fair market value of the shares on the option exercise date over the exercise price paid for the shares. If the optionee makes a qualifying disposition, we will not be entitled to any income tax deduction.

Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect certain withholding taxes applicable to the income from the optionee.

We will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the optionee with respect to an exercised non-statutory option. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase in the event of the optionee’s cessation of service prior to vesting in those shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the repurchase right lapses over the exercise price paid for the shares. The optionee may elect under Internal Revenue Code Section 83(b) to include as ordinary income in the year of exercise of the option an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If a timely Internal Revenue Code Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and we will be required to collect certain withholding taxes applicable to the income from the holder.

We will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the holder in connection with the exercise of a stock appreciation right. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Direct Stock Issuances. Stock granted under the 2008 Plan may include issuances such as unrestricted stock grants, restricted stock grants and restricted stock units. The federal income tax treatment for such stock issuances are as follows:

Unrestricted Stock Grants. The holder will recognize ordinary income in the year in which shares are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect certain withholding taxes applicable to the income from the holder.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Restricted Stock Grants. No taxable income is recognized upon receipt of stock that qualifies as performance-based compensation unless the recipient elects to have the value of the stock (without consideration of any effect of the vesting conditions) included in income on the date of receipt. The recipient may elect under Internal Revenue Code Section 83(b) to include as ordinary income in the year the shares are actually issued an amount equal to the fair market value of the shares. If a timely Internal Revenue Code Section 83(b) election is made, the holder will not recognize any additional income when the vesting conditions lapse and will not be entitled to a deduction in the event the stock is forfeited as a result of failure to vest.

If the holder does not file an election under Internal Revenue Code Section 83(b), he will not recognize income until the shares vest. At that time, the holder will recognize ordinary income in an amount equal to the fair market value of the shares on the date the shares vest. We will be required to collect certain withholding taxes applicable to the income of the holder at that time.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued, if the holder elects to file an election under Internal Revenue Code Section 83(b), or we will be entitled to an income tax deduction at the time the vesting conditions occur, if the holder does not elect to file an election under Internal Revenue Code Section 83(b).

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit award. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect certain withholding taxes applicable to the income from the holder.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which the ordinary income is recognized by the holder.

Internal Revenue Code Section 409A.  It is the intention of Balqon Corporation that no option or stock appreciation right granted under the 2008 Plan will be “deferred compensation” that is subject to Internal Revenue Code Section 409A.

Deductibility of Executive Compensation

We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or the exercise of non-statutory stock options or stock appreciation rights with exercise prices or base prices equal to or greater than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers, provided that the grants are approved by a committee of at least two independent directors.  Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights should remain deductible without limitation under Internal Revenue Code Section 162(m). However, any compensation deemed paid by us in connection with shares issued under the Stock Issuance Program will be subject to the $1.0 million limitation on deductibility per covered individual, except to the extent the vesting of those shares is based solely on one or more of the performance milestones specified above in the summary of the terms of the Stock Issuance Program.

Accounting Treatment

Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, “Share-Based Payment,” we are required to recognize all share-based payments, including grants of stock options, restricted stock units and employee stock purchase rights, in our financial statements effective January 1, 2006. Accordingly, stock options that are granted to our employees and non-employee board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will have to be charged as stock-based compensation expense against our reported GAAP earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options outstanding on January 1, 2006, with the grant date fair value of those unvested options to be expensed against our reported earnings over the remaining vesting period. For shares issuable upon the vesting of restricted stock units awarded under the 2008 Plan, we will be required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. This accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, the charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.

Interests of Related Parties

The 2008 Plan provides that our officers, employees, non-employee directors, and certain consultants and independent advisors will be eligible to receive awards under the 2008 Plan.  As discussed above, we may be eligible in certain circumstances to receive a tax deduction for certain executive compensation resulting from awards under the 2008 Plan that would otherwise be disallowed under Internal Revenue Code Section 162(m).

The following table sets forth information with respect to the benefits received under our 2008 Plan by:

•	each of our current directors and director nominees;
•	each of our current executive officers identified at the beginning of the “Directors, Director Nominees and Executive Officers” section of this proxy statement;
•	our former executive officer, K. John Shukur;
•	all of our current executive officers as a group;
•	our only director who is not an executive officer; and
•	all of our employees who are not executive officers as a group.

NEW PLAN BENEFITS
Name and Position	Dollar Value ($)(`1)	Number of Units
Balwinder Samra President, Chief Executive Officer and Chairman of the Board and Director Nominee	539,614	4,166,751	(2)
Amarpal Samra Director and Director Nominee	40,471	312,507	(3)
Henry Velasquez Vice President Engineering, Director and Director Nominee	10,792	83,334	(4)
Balwinder Samra Chief Financial Officer	—	—
Robert Gruenwald Vice President Research and Development	—	—
K. John Shukur Former President and Chief Financial Officer	—	—
Executive Group (4 persons)	550,406	4,250,085
Non-Executive Director Group (1 person)	40,471	312,507
Non-Executive Officer Employee Group	—	—
_______________
(1)
The amount reflected in this column is the compensation cost we recognized for financial statement reporting purposes during 2008 under Statement of Financial Accounting Standards, or SFAS, No. 123(R) for grants made during 2008.  The fair value of each grant is estimated on the date of grant using the Black-Scholes pricing model with the following weighted-average assumptions for 2008:

Dividend yield	0%
Expected volatility	58.43%
Risk-free interest rates	2.42%
Expected option life (in years)	3
Weighted-average exercise price per common share	$2.00

(2)
In October 2008, Mr. Samra was issued options to purchase 4,166,751 shares of common stock under our 2008 Plan.  As of the date of this proxy statement, Mr. Samra held options to purchase 4,166,751 shares of our common stock.

(3)
In October 2008, Mr. Samra was issued options to purchase 312,507 shares of common stock under our 2008 Plan.  As of the date of this proxy statement, Mr. Samra held options to purchase 312,507 shares of our common stock.

(4)
In October 2008, Mr. Velasquez was issued options to purchase 83,334 shares of common stock under our 2008 Plan.  As of the date of this proxy statement, Mr. Samra held options to purchase 83,334 shares of our common stock.

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by our board of directors, one of the possible effects of the 2008 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, or to place other incentive compensation, in the hands of the directors and officers of Balqon Corporation.  Those persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under some circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.

In addition, options or other incentive compensation may, in the discretion of the plan administrator, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of our assets, or other attempted changes in the control of Balqon Corporation.  In the opinion of our board of directors, this acceleration provision merely ensures that optionees under the 2008 Plan will be able to exercise their options or obtain their incentive compensation as intended by our board of directors and stockholders prior to any extraordinary corporate transaction which might serve to limit or restrict that right.  Our board of directors is, however, presently unaware of any threat of hostile takeover involving Balqon Corporation.

Plan Benefits

As of September 30, 2009, we have issued options to purchase 4,562,592 shares of our common stock under the 2008 Plan.  Because awards under the 2008 Plan are subject to the discretion of the plan administrator, future awards are undeterminable.

Required Vote of Stockholders and Board Recommendation

The approval of our 2008 Plan requires the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting. Abstentions but not broker non-votes will be treated as shares present and entitled to vote on this proposal. Applying that standard, an abstention will have the effect of a vote “against” this proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR 2008 STOCK INCENTIVE PLAN.

PROPOSAL 5
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has selected Weinberg & Company, P.A., or Weinberg, independent registered public accountants, to audit our financial statements for 2009, and our board of directors has concurred in this selection. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings “Audit Committee Report,” “Principal Accountant Fees and Services,” and “Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Principal Accountants.” We anticipate that a representative of Weinberg will be present at our 2009 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Change in Accountants

The Merger Transaction between Balqon Corporation (formerly, BMR Solutions, Inc.) and Balqon California was treated as a recapitalization of Balqon California for accounting purposes.  As a result, the financial statements of the accounting acquiror, Balqon California, became the financial statements of the legal acquiror, Balqon Corporation.  Because the independent registered public accounting firm that audited Balqon California’s financial statements, Weinberg, is different from our independent registered public accounting firm immediately preceding the closing of the Merger Transaction, Mendoza Berger & Company, LLP, or Mendoza, the rules and regulations of the SEC provide that there has been a change in our independent registered public accounting firm.

Effective October 24, 2008, we dismissed Mendoza as our independent registered public accounting firm.  Effective the same date, we appointed Weinberg as our independent registered public accounting firm.  The decision to change our independent registered public accounting firm was approved by our Audit Committee.

Mendoza did not report on any of our (BMR Solutions Inc.’s) financial statements for the two years ended December 31, 2007 or any subsequent interim periods.  However, Mendoza did review our financial statements for the quarter ended June 30, 2008.  There were no disagreements between us (BMR Solutions, Inc.) and Mendoza on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Mendoza would have caused Mendoza to make reference to the matter in its reports on our (BMR Solutions, Inc.’s) financial statements.  During the period beginning on July 2, 2008 and ending on October 24, 2008, there were no reportable events (as the term described in Item 304(a)(1)(v) of Regulation S-K) with Mendoza.

Prior to engagement of Weinberg, we had not consulted with Weinberg regarding either:

1.            The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our (BMR Solutions, Inc.’s) financial statements, and neither a written report was provided to Weinberg nor oral advice was provided that Weinberg concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.             Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(v) of Regulation S-K.

On July 3, 2008, we dismissed Jonathon P. Reuben, CPA, or Reuben, as our independent registered public accountant effective as of July 2, 2008 and engaged Mendoza as our independent registered public accounting firm effective as of July 2, 2008.  During the two fiscal years ended December 31, 2007 and 2006, and through July 2, 2008, (i) there were no disagreements between us (BMR Solutions, Inc.) and Reuben on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Reuben would have caused Reuben to make reference to the matter in its reports on our (BMR Solutions, Inc.’s) financial statements, and (ii) except for Reuben’s report on our December 31, 2007 financial statements, dated March 28, 2008, which included an explanatory paragraph wherein Reuben expressed substantial doubt about our ability to continue as a going concern, Reuben’s reports on our financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to audit scope or accounting principles.  During the two fiscal years ended December 31, 2007 and 2006 and through July 2, 2008, there were no reportable events (as the term described in Item 304(a)(1)(v) of Regulation S-K).

Pursuant to Item 304(a)(3) of Regulation S-K, upon our request, Mendoza furnished us with a letter addressed to the SEC stating that it agrees with the above statements as they relate to Mendoza.  A copy of this letter, dated October 30, 2008, is included as Exhibit 16.1 to Amendment No. 1 to our Current Report on Form 8-K for October 24, 2008, filed with the SEC on November 5, 2008.

Required Vote of Stockholders and Board Recommendation

Although stockholder approval is not required, our board of directors has directed that this selection be submitted to our stockholders for ratification at our 2009 annual meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection.  Abstentions but not broker non-votes will be treated as shares present and entitled to vote on this proposal. Applying that standard, an abstention will have the effect of a vote “against” this proposal, and a broker non-vote will reduce the absolute number (although not the percentage) of the affirmative votes needed for approval of this proposal. If stockholder approval of this proposal is not obtained, our audit committee and board of directors may reconsider our appointment of Weinberg as our independent registered public accountants.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

Our board of directors knows of no matter to come before the annual meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting need to be received by us no later than June 11, 2010 in order to be considered for inclusion in our proxy materials relating to our 2010 annual meeting.  However, if the date of our 2010 annual meeting changes more than 30 days from the date of our 2009 annual meeting, in order for the stockholder’s notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year’s meeting. For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.   Proposals intended for inclusion in our proxy statement and proxy card for our 2010 annual meeting must be addressed to our secretary at our corporate headquarters and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the SEC governing stockholder proposals.

Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures set forth below, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting.

To be timely, a stockholder’s notice regarding a proposal not intended for inclusion in our proxy materials for our 2010 annual meeting must be delivered to our secretary at our corporate headquarters not later than the close of business on August 25, 2010. However, if the date of our 2010 annual meeting changes more than 30 days from the date of our 2009 annual meeting, in order for the stockholder’s notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year’s meeting. For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

ANNUAL REPORT AND AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the SEC. These materials can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our common stock trades on OTCBB under the symbol “BLQN.”

A copy of our annual report on Form 10-K for the year ended December 31, 2008 is being made available with this proxy statement. The reports described in the preceding paragraph are not incorporated by reference into this proxy statement and are not deemed to be a part of our proxy solicitation materials.

A copy of those reports (without exhibits) will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to Balqon Corporation, 1420 240th Street, Harbor City, California 90710, Attention: Secretary, telephone (310) 326-3056. If exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of our public filings, including our annual report on Form 10-K, can be found free of charge on the SEC’s website at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

BALQON CORPORATION

2008 STOCK INCENTIVE PLAN

ARTICLE ONE
GENERAL PROVISIONS

I.           Purpose of the Plan.

This 2008 Stock Incentive Plan is intended to promote the interests of Balqon Corporation by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in the Corporation as an incentive for them to remain in such service and render superior performance during such service. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

II.           Structure of the Plan.

A.           The Plan is divided into two equity-based incentive programs:

•
the Discretionary Grant Program, under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock; and

•
the Stock Issuance Program, under which eligible persons may be issued shares of Common Stock pursuant to restricted stock or restricted stock unit awards or other stock-based awards, made by and at the discretion of the Plan Administrator, that vest upon the completion of a designated service period and/or the attainment of pre-established performance milestones, or under which shares of Common Stock may be issued through direct purchase or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary).

B.           The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.           Administration of the Plan.

A.           The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant and Stock Issuance Programs; provided, however, that the Board may retain, reassume or exercise from time to time the power to administer those programs with respect to all persons. However, any discretionary Awards to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board.

B.           The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant and Stock Issuance Programs under its jurisdiction or any Award thereunder.

C.           Service on the Compensation Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award under the Plan.

IV.           Eligibility.

A.           The persons eligible to participate in the Discretionary Grant and Stock Issuance Programs are as follows:

(i)          Employees;

(ii)         non-employee members of the Board or the board of directors of any Subsidiary (or, in the case of the Stock Issuance Programs, any Parent or Subsidiary); and

(iii)        Consultants.

B.           The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award (which number of shares shall be fixed as of the grant date of the Award), the status of any awarded option as either an Incentive Option or a Non-Statutory Option, the exercise price per share in effect for each Award (subject to the limitations set forth in Article Two), the time or times when each Award is to vest and become exercisable and the maximum term for which the Award is to remain outstanding, and (ii) with respect to Awards under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting schedule (if any) applicable to the shares subject to such Award, and the cash consideration (if any) payable for such shares.

C.           The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program and to effect stock issuances or other stock-based awards in accordance with the Stock Issuance Program.

V.           Stock Subject to the Plan.

A.           The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. Subject to any additional shares authorized by the vote of the Board and approved by the stockholders, as of October 24, 2008, the number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 7,500,000 shares; provided, however, that at no time shall the total number of shares of Common Stock issuable upon exercise of all outstanding options granted under this Plan and the total number of shares of Common Stock issuable under any stock bonus or similar plan or agreement of the Corporation exceed a number of shares of Common Stock which is equal to thirty percent (30%) of the then outstanding shares of Common Stock of the Corporation (calculated in accordance with Section 260.140.45 of the California Code of Regulations), based upon the shares of Common Stock which are outstanding at the time of calculation.  Any or all of the shares of Common Stock reserved for issuance under the Plan shall be authorized for issuance pursuant to Incentive Options or other Awards.

B.           No one person participating in the Plan may be granted Awards for more than 5,000,000  shares of Common Stock in the aggregate per calendar year.

C.           Shares of Common Stock subject to outstanding Awards under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards or (ii) the Awards are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock, the authorized reserve of Common Stock under the Plan shall be reduced only by the net number of shares issued under the exercised stock option. Should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award under the Plan, the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued with respect to that Award.

D.           If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year, (iii) the number and/or class of securities and the exercise or base price per share (or any other cash consideration payable per share) in effect under each outstanding Award under the Discretionary Grant Program, and (iv) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share thereunder.  To the extent such adjustments are to be made to outstanding Awards, those adjustments shall be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under those Awards. No adjustments shall be made to any outstanding Awards under the Discretionary Grant Program to the extent to which any such adjustment would reduce the exercise price or base price of the stock option or stock appreciation right below the Fair Market Value per share of Common Stock on the grant date. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY GRANT PROGRAM

I.           Option Terms.

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.           Exercise Price.

1.           The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.

2.           The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the following forms that the Plan Administrator may deem appropriate in each individual instance:

(i)          cash or check made payable to the Corporation;

(ii)         shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes; or

(iii)        to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.           Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten years measured from the option grant date.

C.           Effect of Termination of Service.

1.           The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)          Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option or as otherwise specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee; provided that such options shall remain exercisable for no less than 30 days from the date of the cessation of Service (or no less than 6 months from the cessation of Service if the cessation is caused by death or disability); and provided further that no such option shall be exercisable after the expiration of the option term.

(ii)         Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii)        During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which that option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2.           The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)          extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)         permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.           Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.           Repurchase Rights. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.           Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i)          Incentive Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii)         Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii)        Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.           Incentive Options.

The terms specified below, together with any additions, deletions or changes thereto imposed from time to time pursuant to the provisions of the Code governing Incentive Options, shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.           Eligibility. Incentive Options may only be granted to Employees.

B.           Exercise Price. The exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.

C.           Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitation on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

D.           10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

III.           Stock Appreciation Rights.

A.           Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B.           Types. Three types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”), (ii) standalone stock appreciation rights (“Standalone Rights”) and (iii) limited stock appreciation rights (“Limited Rights”).

C.           Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

1.             One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

2.             No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

3.             If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten years after the date of the option grant.

D.           Standalone Rights. The following terms and conditions shall govern the grant and exercise of Standalone Rights under this Article Two:

1.             One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Standalone Right not tied to any underlying option under this Discretionary Grant Program. The Standalone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Standalone Right have a maximum term in excess of ten years measured from the grant date. Upon exercise of the Standalone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

2.             The number of shares of Common Stock underlying each Standalone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Standalone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

3.             Standalone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except to one or more Family Members of the holder or to a trust established exclusively for the holder and/or such Family Members, to the extent such assignment is in connection with the holder’s estate plan or pursuant to a domestic relations order covering the Standalone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Standalone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

4.             The distribution with respect to an exercised Standalone Right may be made in shares of Common Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

5.             The holder of a Standalone Right shall have no stockholder rights with respect to the shares subject to the Standalone Right unless and until such person shall have exercised the Standalone Right and become a holder of record of shares of Common Stock issued upon the exercise of such Standalone Right.

E.           Limited Rights. The following terms and conditions shall govern the grant and exercise of Limited Rights under this Article Two:

1.             One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted Limited Rights with respect to their outstanding options under this Article Two.

2.             Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have the unconditional right (exercisable for a 30-day period following such Hostile Take-Over) to surrender each option with such a Limited Right to the Corporation. The Section 16 Insider shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for those vested shares. Such cash distribution shall be made within five days following the option surrender date.

3.             The Plan Administrator shall pre-approve, at the time such Limited Right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

F.           Post-Service Exercise. The provisions governing the exercise of Tandem, Standalone and Limited Stock Appreciation Rights following the cessation of the recipient’s Service or the recipient’s death shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program.

G.           Net Counting. Upon the exercise of any Tandem, Standalone or Limited Right under this Section III, the share reserve under Section V of Article One shall only be reduced by the net number of shares actually issued by the Corporation upon such exercise, and not by the gross number of shares as to which such Tandem, Standalone or Limited Right is exercised.

IV.           Change in Control/ Hostile Take-Over.

A.            No Award outstanding under the Discretionary Grant Program at the time of a Change in Control shall vest and become exercisable on an accelerated basis if and to the extent that: (i) such Award is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such Award is replaced with a cash retention program of the successor corporation that preserves the spread existing at the time of the Change in Control on the shares of Common Stock as to which the Award is not otherwise at that time vested and exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares, or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator. However, if none of the foregoing conditions are satisfied, each Award outstanding under the Discretionary Grant Program at the time of the Change in Control but not otherwise vested and exercisable as to all the shares at the time subject to that Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, vest and become exercisable as to all the shares of Common Stock at the time subject to that Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock.

B.            All outstanding repurchase rights under the Discretionary Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C.            Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.            Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. In the event outstanding Standalone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Standalone Right shall be adjusted immediately after such Change in Control to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the base price per share in effect under each outstanding Standalone Right, provided the aggregate base price shall remain the same, (iii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, and (iv) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Discretionary Grant Program, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

E.            The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control or a Hostile Take-Over, vest and become exercisable as to all the shares at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed or otherwise continued in full force and effect pursuant to the express terms of such transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate at the time of such Change in Control or consummation of such Hostile Take-Over and shall not be assignable to successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control or consummation of such Hostile Take-Over.

F.           The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall immediately vest and become exercisable as to all of the shares at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Change in Control or a Hostile Take-Over in which those Awards do not otherwise vest on an accelerated basis. Any Awards so accelerated shall remain exercisable as to fully vested shares until the expiration or sooner termination of their term. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.           The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

H.           Awards outstanding under the Discretionary Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V.           Exchange/ Repricing Programs.

A.           The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected holders, the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise or base price per share not less than the Fair Market Value per share of Common Stock on the new grant date or (ii) cash or shares of Common Stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights; provided that no such exchange shall be effected so as to constitute the deferral of compensation or an additional deferral feature that would subject the stock options or stock appreciation rights to Section 409A of the Code or the Treasury Regulations promulgated thereunder.

B.           The Plan Administrator shall also have the authority, exercisable at any time and from time to time, with or, if the affected holder is not a Section 16 Insider, then without, the consent of the affected holders, to issue new stock options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding stock options or stock appreciation rights with a higher exercise or base price; provided that no such cancellation shall be effected so as to constitute the deferral of compensation or an additional deferral feature that would subject the stock options or stock appreciation rights to Section 409A of the Code or the Treasury Regulations promulgated thereunder.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I.           Stock Issuance Terms.

A.           Issuances. Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock awards or restricted stock units, awarded by and at the discretion of the Plan Administrator, that entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals and/or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.

B.           Issue Price.

1.           The price per share at which shares of Common Stock may be issued under the Stock Issuance Program shall be fixed by the Plan Administrator, but shall not be less than 100% of the Fair Market Value per share of Common Stock on the issuance date.

2.           Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i)          cash or check made payable to the Corporation;

(ii)         past services rendered to the Corporation (or any Parent or Subsidiary); or

(iii)        any other valid form of consideration permissible under the Nevada Revised Statutes at the time such shares are issued.

C.           Vesting Provisions.

1.           Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service and/or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock awards or restricted stock units that entitle the recipients to receive the shares underlying those awards and/or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.

2.           The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (i) return on total stockholders’ equity; (ii) net income per share of Common Stock; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to the Corporation’s business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or expand its customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Plan Administrator may, at the time the Awards are made, specify certain adjustments to such items as reported in accordance with generally accepted accounting principles in the United States (“GAAP”), which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains or losses, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or its successor, provided that such adjustments are in conformity with those reported by the Corporation on a non-GAAP basis. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business groups or divisions thereof or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Plan Administrator may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.

3.           Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4.           The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or restricted stock awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

5.           Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then except as set forth in Section I.C.6 of this Article Three, those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash, cash equivalent or otherwise, the Corporation shall repay to the Participant the same amount and form of consideration as the Participant paid for the surrendered shares.

6.           The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II.E of this Article Three.

7.           Outstanding restricted stock awards or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding restricted stock awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards or units which were at the time of grant intended to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s Involuntary Termination or as otherwise provided in Section II.E of this Article Three.

II.           Change in Control/ Hostile Take-Over.

A.           All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.           Each outstanding Award under the Stock Issuance Program that is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control to apply to the number and class of securities into which the shares of Common Stock subject to the Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same. If any such Award is not so assumed or otherwise continued in effect or replaced with a cash retention program which preserves the Fair Market Value of the shares underlying the Award at the time of the Change in Control and provides for the subsequent payout of that value in accordance with the vesting schedule in effect for the Award at the time of such Change in Control, such Award shall vest, and the shares of Common Stock subject to that Award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control.

C.           The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of that Change in Control transaction.

D.           The Plan Administrator shall also have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Hostile Take-Over or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of that Hostile Take-Over.

E.           The Plan Administrator’s authority under Paragraphs C and D of this Section II shall also extend to any Award intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of those Awards pursuant to Paragraph C or D of this Section II may result in their loss of performance-based status under Code Section 162(m).

F.           Awards outstanding under the Stock Issuance Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

G.           To the extent it is necessary for the term “Change in Control” to be defined in order for compensation provided under any Award to avoid the imposition of taxes under Section 409A of the Code, then the term “Change in Control,” only insofar as it applies to any such Award and its treatment under Section 409A, shall be defined as that term is defined by Section 409A-3 of the Treasury Regulations promulgated under Section 409A (26 CFR § 409A-3), rather than as provided in the Appendix of this Plan, and the terms of this Section II shall be applied and interpreted with respect to such Section 409A mandated definition in such manner as the Plan Administrator in its discretion determines to be equitable and reflect the intention of this Section II.

ARTICLE FOUR
MISCELLANEOUS

I.           Tax Withholding.

A.           The Corporation’s obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of Awards under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

B.           Subject to applicable laws, rules and regulations and policies of the Corporation, the Plan Administrator may, in its discretion, provide any or all Optionees or Participants to whom Awards are made under the Plan with the right to utilize any or all of the following methods to satisfy all or part of the Withholding Taxes to which those holders may become subject in connection with the issuance, exercise or vesting of those Awards.

(i)          Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise or vesting of those Awards a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by the Optionee or Participant and make a cash payment equal to such Fair Market Value directly to the appropriate taxing authorities on such individual’s behalf. The shares of Common Stock so withheld shall not reduce the number of shares of Common Stock authorized for issuance under the Plan.

(ii)         Stock Delivery: The election to deliver to the Corporation, at the time the Award is issued, exercised or vests, one or more shares of Common Stock previously acquired by such the Optionee or Participant (other than in connection with the issuance, exercise or vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by such holder. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.

(iii)        Sale and Remittance: The election to deliver to the Corporation, to the extent the Award is issued or exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee or Participant shall concurrently provide irrevocable instructions to a brokerage firm to effect the immediate sale of the purchased or issued shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the Withholding Taxes required to be withheld by the Corporation by reason of such issuance, exercise or vesting.

II.           Share Escrow/Legends.

Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

III.           Effective Date and Term of the Plan.

A.           The Plan was adopted by the Board on October 24, 2008, subject to stockholder approval within twelve months after that date.  Should stockholder approval not be obtained within such period, the Plan will be terminated.

B.           The Plan shall become effective on the Plan Effective Date. Awards may be granted under the Discretionary Grant Program and the Stock Issuance Program at any time on or before the Plan Effective Date.

C.           The Plan shall terminate upon the earliest to occur of (i) October 24, 2009, if stockholder approval of the Plan has not yet been obtained, (ii) October 24, 2018, (iii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares, (iv) the termination of all outstanding Awards in connection with a Change in Control or (v) such other date as the Board in its sole discretion terminates the Plan. If the Plan terminates on October 24, 2018 or on such other date as the Board terminates the Plan, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.

IV.           Amendment, Suspension or Termination of the Plan.

The Board may suspend or terminate the Plan at any time, without notice, and in its sole discretion. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall materially impair the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, stockholder approval will be required for any amendment to the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive option grants or other awards under the Plan, (iii) materially increases the benefits accruing to the Optionees and Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, (v) expands the types of awards available for issuance under the Plan or (vi) is required under applicable laws, rules or regulations to be approved by stockholders.

V.             Use of Proceeds.

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.           Regulatory Approvals.

A.           The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

B.            No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of the OTCBB, if applicable, and any stock exchange or other market on which Common Stock is then quoted or listed for trading.

VII.          No Employment/ Service Rights.

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.         Non-Exclusivity of the Plan.

Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Corporation. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

IX.           Governing Law.

All questions and obligations under the Plan and agreements issued pursuant to the Plan shall be construed and enforced in accordance with the laws of the State of Nevada.

X.             Information to Optionees and Participants.

Optionees and Participants under the Plan who do not otherwise have access to financial statements of the Corporation will receive the Corporation’s financial statements at least annually.

XI.           Compliance with Section 409A of the Code.

It is the intention of the Corporation that no option or stock appreciation right granted under the Plan shall be "deferred compensation" that is subject to Section 409A of the Code.  If any option granted under the Plan is subject to Section 409A of the Code, notwithstanding any provision of this Plan to the contrary, the provisions hereof shall be interpreted, applied and amended, to the extent determined to be necessary by the Plan Administrator (and without consent of the stockholders of the Corporation) and permitted by applicable law, to comply with the provisions of Section 409A of the Code and the Treasury Regulations promulgated thereunder so as to preserve, to the extent possible, the Corporation’s intentions with respect to the Plan and the Options issued hereunder.  In no event shall the Corporation be liable for any interest, additional tax or penalties that may be imposed under Section 409A of the Code with respect to any stock rights issued hereunder.

APPENDIX

The following definitions shall be in effect under the Plan:

A.           “Award” means any of the following stock or stock-based awards authorized for issuance or grant under the Plan: stock option, stock appreciation right, direct stock issuance, restricted stock or restricted stock unit award or other stock-based award.

B.           “Board” means the Corporation’s board of directors.

C.           “Change in Control” shall be deemed to have occurred if, in a single transaction or series of related transactions:

(i)          any person (as such term is used in Section 13(d) and 14(d) of the 1934 Act, or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the 1934 Act), directly or indirectly of securities of the Corporation representing 51% or more of the combined voting power of the Corporation, or

(ii)         there is a merger, consolidation, or other business combination transaction of the Corporation with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Corporation outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Corporation (or surviving entity) outstanding immediately after such transaction, or

(iii)        all or substantially all of the Corporation’s assets are sold.

D.           “Code” means the Internal Revenue Code of 1986, as amended.

E.           “Common Stock” means the Corporation’s common stock, $0.001 par value per share.

F.           “Compensation Committee” means a committee of the Board comprised solely of two or more Eligible Directors who are appointed by the Board to administer the Discretionary Grant and Stock Issuance Programs, who are “outside directors” within the meaning of Section 162(m) of the Code and who are “non-employee directors” within the meaning of Rule 16b-3(b)(3)(i).

G.           “Consultant” means a consultant or other independent advisor who is under written contract with the Corporation or any Subsidiary (or, in the case of the Stock Issuance Programs, any Parent or Subsidiary) to provide consulting or advisory services to the Corporation or any Subsidiary (or, in the case of the Stock Issuance Programs, any Parent or Subsidiary) and whose securities issued pursuant to the Plan could be registered on Form S-8.

H.           “Corporation” means Balqon Corporation, a Nevada corporation, and any corporate successor to all or substantially all of the assets or voting stock of Balqon Corporation that shall by appropriate action adopt the Plan.

I.           “Discretionary Grant Program” means the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

J.           “Eligible Director” means a Board member who is not, at the time of such determination, an employee of the Corporation (or any Parent or Subsidiary).

K.           “Employee” means an individual who is in the employ of the Corporation or any Subsidiary (or, in the case of the Stock Issuance Programs, any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L.           “Exercise Date” means the date on which the Corporation shall have received written notice of the option exercise.

M.           “Fair Market Value” per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)          If the Common Stock is at the time traded on the OTCBB, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after- hours trading begins) on the OTCBB on the date in question, as such price is reported by the Financial Institution Regulatory Authority. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)         If the Common Stock is not traded on the OTCBB but is at the time listed or quoted on any other market or exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the market or exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)        In the absence of an established market for the Common Stock, or if the Plan Administrator determines in good faith that the Common Stock is too thinly traded for Fair Market Value to be determined pursuant to clause (i) or clause (ii) above, the Fair Market Value shall be determined in good faith by the Plan Administrator, provided that such valuation shall take into account all available information material to the value of the Corporation, including but not limited to the value of the tangible and intangible assets of the Corporation, the present value of its anticipated future cash flows, the market value of the stock or equity interests in other entities engaged in substantially the same business, recent arm’s length transactions involving the sale of such stock, and other relevant factors, including, in the event that the Plan Administrator determines in good faith that the Common Stock is too thinly traded for Fair Market Value to be determined pursuant to clause (i) or clause (ii) above, such factors as the percentage of Common Stock traded, the percentage of Common Stock held by the public versus affiliates of the Corporation, the frequency of trading in the Common Stock, recent spreads between bid and ask prices for the Common Stock, and whether the market value of the Common Stock is greater or less than the Corporation’s third-party interest bearing debt and preferred stock.

(A)           In addition, with respect to any Incentive Option, the Fair Market Value shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an Incentive Option plan under the Code.

N.           “Family Member” means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

O.           “Hostile Take-Over” means either of the following events effecting a change in control or ownership of the Corporation:

(i)          the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders that the Board does not recommend such stockholders to accept, or

(ii)           a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

P.           “Incentive Option” means an option that satisfies the requirements of Code Section 422.

Q.           “Involuntary Termination” means the termination of the Service of any individual that occurs by reason of:

(i)          if such individual is providing services to the Corporation pursuant to a written contract that defines “cause” or “misconduct” or similar reasons such individual could be dismissed or discharged by the Corporation, then such individual’s involuntary dismissal or discharge by the Corporation other than for any of such reasons and other than for Misconduct shall be an Involuntary Termination;

(ii)         if such individual is not providing services to the Corporation pursuant to a written contract that defines “cause” or “misconduct” or similar reasons such individual could be dismissed or discharged by the Corporation, then such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct shall be an Involuntary Termination;

(iii)        if such individual is providing services to the Corporation pursuant to a written contract that defines “good reason” or similar reasons such individual could voluntarily resign, then such individual’s voluntary resignation for any of such reasons shall be an Involuntary Termination; or

(iv)        if such individual is providing services to the Corporation pursuant to a written contract that does not define “good reason” or similar reasons such individual could voluntarily resign, then such individual’s voluntary resignation following (A) a change in his or her position with the Corporation that materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than 15% or (C) a relocation of such individual’s place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent, shall be an Involuntary Termination.

R.           “Misconduct” means the commission of: any act of fraud, embezzlement or dishonesty by the Optionee or Participant; any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary); any illegal or improper conduct or intentional misconduct, gross negligence or recklessness by such person that has adversely affected or, in the determination of the Plan Administrator, is likely to adversely affect, the business, reputation, goodwill or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; any conduct that provides a basis for the Corporation to terminate for “cause,” “misconduct” or similar reasons the written contract pursuant to which the Optionee or Participant is providing Services to the Corporation; resignation by the Optionee or Participant on fewer than 30 days’ prior written notice and in violation of an agreement to remain in Service of the Corporation, in anticipation of a termination for “cause,” “misconduct” or similar reasons under the agreement, or in lieu of a formal discharge for “cause,” “misconduct” or similar reasons.  The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

S.           “1934 Act” means the Securities Exchange Act of 1934, as amended.

T.           “Non-Statutory Option” means an option not intended to satisfy the requirements of Code Section 422.

U.           “Optionee” means any person to whom an option is granted under the Discretionary Grant Program.

V.           “OTCBB” means the Over-the-Counter Bulletin Board.

W.           “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X.           “Participant” means any person who is issued shares of Common Stock or restricted stock units or other stock-based awards under the Stock Issuance Program.

Y.           “Permanent Disability” or “Permanently Disabled” means the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

X.           “Plan” means the 2008 Stock Incentive Plan, as set forth in this document.

AA.         “Plan Administrator” means the particular entity, whether the Compensation Committee or the Board, which is authorized to administer the Discretionary Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons then subject to its jurisdiction.

BB.           “Plan Effective Date” means the date that stockholder approval of the Plan is obtained in accordance with Section III.A of Article Four.

CC.          “Section 16 Insider” means an officer or director of the Corporation subject to the short-swing profit liability provisions of Section 16 of the 1934 Act.

DD.          “Service” means the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, an Eligible Director or a Consultant, except to the extent otherwise specifically provided in the documents evidencing the Award made to such person. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity.

EE.           “Stock Issuance Agreement” means the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

FF.           “Stock Issuance Program” means the stock issuance program in effect under Article Three of the Plan.

GG.          “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH.          “Take-Over Price” means the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of such Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

II.             “10% Stockholder” means the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

JJ.            “Withholding Taxes” means the federal, state and local income and employment taxes to which the Optionee or Participant may become subject in connection with the issuance, exercise or vesting of the Award made to him or her under the Plan.

Annex B

BALQON CORPORATION--2009 ANNUAL MEETING PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 23, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Balwinder Samra and Henry Velasquez, or either of them individually, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Balqon Corporation, a Nevada corporation (the “Company”), held of record by the undersigned at the close of business on October 8, 2009, at the 2009 annual meeting of stockholders to be held at 1420 240th Street, Harbor City, California 90710 on October 23, 2009, at 10:00 a.m. local time, and at any and all adjournments and postponements thereof. The Company’s board of directors recommends a vote FOR each of the proposals indicated herein.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE IN PERSON AT THE MEETING.

A. Election of Class I Director – To elect a Class I director to serve a one-year term. The Board of Directors recommends a vote FOR the nominee below.

1. Nominee:

01 – Amarpal Singh Samra.	☐ FOR	☐ WITHHOLD

B. Election of Class II Director – To elect a Class II director to serve a two-year term. The Board of Directors recommends a vote FOR the nominee below.

2. Nominee:

01-Henry Velasquez.	☐ FOR	☐ WITHHOLD

C. Election of Class III Director – To elect a Class III director to serve a three-year term. The Board of Directors recommends a vote FOR the nominee below.

3. Nominee:

01 -Balwinder Samra.	☐ FOR	☐ WITHHOLD

D. Proposal – The Board of Directors recommends a vote FOR the proposal below.

4. To consider and vote upon a proposal to adopt the Company’s 2008 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ WITHHOLD

E. Proposal – The Board of Directors recommends a vote FOR the proposal below.

5. To consider and vote upon a proposal to ratify the selection of the Company’s independent registered public accountants to audit the Company’s financial statements for 2009.

☐ FOR	☐ AGAINST	☐ WITHHOLD

F. Non-Voting Items

Change of Address – Please print your new address below.

Meeting Attendance – Mark the box to the right if you plan to attend the Annual Meeting. ☐

G. Authorized Signatures – This section must be completed for your vote to be counted. –Date and Sign Below

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
2009 Annual Meeting Proxy Card

Date (mm/dd/yyyy):____/____/2009

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box

[________________________________________]	[_______________________________________]

PLEASE NOTE - THE TOTAL AMOUNT OF  SHARES HELD IN THIS ACCOUNT IS THE LAST NUMBER LISTED ON THE TOP ROW OF THE ADDRESS LABEL ABOVE THE HOLDER NAME.

PLEASE SEND THIS PROXY CARD FOR PROXY TABULATION TO:

SIGNATURE STOCK TRANSFER, INC.
2220 COIT ROAD – SUITE 480 – PMB 317
PLANO TX 75075

FOR FASTER RESULTS FAX THIS PROXY CARD TO SIGNATURE’S OFFICE DIRECTLY AT 972 612 4122.